UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05635)

Exact name of registrant as specified in charter:	Putnam Diversified Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2011

Date of reporting period: October 1, 2010 — March 31, 2011

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PDINX

Putnam Diversified Income Trust

Semiannual report
3|31|11

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Diversified
Income Trust

Semiannual report
3 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy and markets continue to improve, despite the many headwinds that they face. The stock market has shown resilience, recently hitting multiple-year highs. The number of U.S. companies paying dividends is significantly higher than a year ago, and corporate profits remain strong.

Even with this positive news, Putnam believes that volatility will continue to roil the markets in the months ahead. Federal budget issues, inflationary pressures, stubbornly high unemployment, and global developments from Japan to Libya have created a cloud of uncertainty. In addition, the U.S. fixed-income market faces the end of the Federal Reserve’s quantitative easing program and the prospects of a tighter monetary policy in the future. We believe, however, that Putnam’s active, research-intensive approach is well suited to uncovering opportunities in this environment.

In addition, Putnam would like to thank Richard B. Worley and Myra R. Drucker, who have retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam Diversified Income Trust

A "go-anywhere" approach to investing in the global bond markets

The opportunities in today's fixed-income markets are far from uniform. That's why Putnam Diversified Income Trust's managers actively position the portfolio in securities from a broad range of sectors that the team believes offer the most compelling risk/return profiles — including areas beyond those in the benchmark index.

The fund's management team has an average of more than 20 years of experience.

D. William Kohli
Co-Head of Fixed Income
Team Leader,
Portfolio Construction and Global Strategies

Kevin Murphy
Team Leader,
High Grade Credit and Emerging Markets Debt

Paul Scanlon
Co-Head of Fixed Income
Team Leader,
High Yield

Michael Salm
Co-Head of Fixed Income
Team Leader,
Liquid Markets

Michael Atkin
Director of Sovereign Research
(Not pictured here)

2

Invests in sectors beyond the benchmark

Putnam Diversified Income Trust invests in a wide range of sectors, from high yield and emerging markets to mortgage-backed securities and government bonds.

	Barclays Capital U.S. Aggregate Bond Index	Putnam Diversified Income Trust
U.S. Treasuries	33%	—
Agency pass-throughs	33%	4%
Investment-grade corporate bonds	20%	2%
U.S. agency securities	7%	—
Other sectors	4%	—
Commercial mortgage-backed securities (MBS)	2%	2%
Emerging-market bonds	1%	13%
Cash and net other assets	—	27%
High-yield corporate bonds	—	22%
Non-agency residential MBS	—	21%
Agency collateralized mortgage obligations	—	6%
Bank loans	—	2%
Sovereign debt	—	1%

Weightings are shown as a percentage of the fund's net assets. Allocations and holdings in each sector will vary over time. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Percentages may not add up to 100% due to rounding. For more information on current fund holdings, see pages 18–71.

The potential to perform well even in a rising rate environment

With short-term interest rates hovering near zero, they can't get much lower. That's why the fund's management team has constructed the portfolio with a low duration, so that it doesn't rely on declining interest rates to drive performance.

0.96 year
5.12 years
Fund duration
Fund benchmark duration

Duration is expressed as a number of years. The higher the duration, the greater the risk of a price decline when interest rates rise. Putnam Diversified Income Trust has a significantly lower duration than that of its benchmark.

The fund's benchmark is the Barclays Capital U.S. Aggregate Bond Index.

3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s secondary benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

D. William Kohli

Bill, what was the environment like in global bond markets during the six months ended March 31, 2011?

The fixed-income market generated mixed results during the period. Sectors at the riskier end of the spectrum, such as high-yield corporate bonds, floating-rate bank loan securities, and commercial mortgage-backed securities [CMBS] performed the best. Bonds in these categories are generally less sensitive to interest-rate movements and benefited from an improving economy. U.S. Treasuries struggled during the period. Upward pressure on Treasury yields due to better economic prospects was offset by downward pressure resulting from macroeconomic risks in Europe, the Middle East, North Africa, and Japan. Similarly, increasing inflation expectations placed upward pressure on yields, but this was held in check by the Federal Reserve’s bond purchases under its quantitative easing program.

During the second half of the period, market participants increasingly concluded that the U.S. economy is returning to a more normal growth pattern. As a result, near-term inflation expectations increased considerably, causing yields at the shorter end of the Treasury yield curve to rise more than longer-maturity yields, and the yield curve flattened marginally. [The yield curve is a graphical representation of the difference in yields between shorter- and longer-term bonds.]

In this environment, our decision to limit the fund’s interest-rate risk versus the benchmark and focus on securities we believed could perform well despite rising rates enabled Putnam Diversified Income Trust to outperform its primary benchmark at net asset value by a sizeable margin.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/11. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 15.

Looking more closely at the macroeconomic backdrop, leading economic indicators accelerated throughout the winter into the spring, signaling continued economic expansion for the United States in the coming months. Manufacturing activity improved, with a renewal of the inventory cycle potentially providing room for additional growth. Labor market conditions also strengthened, with total private employment increasing substantially during the first three months of 2011. On the downside, U.S. residential housing remained very weak, as sales patterns showed that the excesses of the housing bubble were still being worked through the system.

Leading indicators for many European economies painted a similar picture as those in the United States. While sovereign debt issues remain, economic stability pushed these concerns into the background, at least for now.

Globally, while a majority of both developed and emerging countries showed rising economic indicators, many emerging-market economies have been tightening their monetary policies to combat inflation and are generally in a later phase of the business cycle.

The fund outperformed its primary benchmark by a substantial margin. What factors drove this outperformance?

The fund’s interest-rate strategies were key contributors versus the benchmark. Using interest-rate swaps and futures,

Credit qualities are shown as a percentage of net assets as of 3/31/11. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and cash and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

we successfully positioned the fund for a rising-rate environment and a flatter yield curve. In addition, we kept the fund’s duration — or sensitivity to interest-rate changes — short versus the index, which helped as rates moved higher.

The fund continued to benefit from the strong cash flows generated by our holdings of securitized bonds, specifically non-agency residential mortgage-backed securities [RMBS] and agency interest-only collateralized mortgage obligations [IO CMO]. In general, non-agency RMBS have minimal sensitivity to rising interest rates because of their relatively short durations. Also, in many cases, rising rates help IO CMOs by removing refinancing incentives for lower-rate mortgage pools. Refinancing activity on the mortgage pools underlying the IO CMOs that we held remained at low levels. As a result, these securities generated steady cash flows throughout the period and their prices moved higher. In fact, the returns from our IO CMO

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented at 3/31/11. Short-term holdings are excluded. Holdings will vary over time.

positions were so solid that we significantly reduced the fund’s exposure to lock in profits.

In implementing our IO CMO strategy, we used interest-rate swaps and options to hedge the fund’s duration, in order to isolate the prepayment risk that we believed was attractively priced.

A significant allocation to high-yield corporate bonds was another key contributor to the fund’s outperformance, as the high-yield category was the top-performing bond-market sector for the period. Strong corporate fundamentals and positive credit trends bolstered high-yield bonds. High-yield credit spreads — or the yield advantage offered by high-yield bonds over U.S. Treasuries — declined over the period, but demand remained robust as investors moved up the risk spectrum in search of higher yields. The default rate, which is another important aspect of the asset class, declined to low single-digit levels by period-end — well below the historical average.

What other holdings aided the fund’s relative performance?

Security selection in emerging-market debt also boosted performance, with our investments in bonds from Argentina, and oil-rich Russia and Venezuela delivering the best results.

A small position in short-term CMBS rounded out the top contributors. Our holdings of bonds in the highly liquid topmost part of the capital structure benefited from investors’ perception that even though commercial mortgage delinquencies accelerated, senior CMBSs had enough structural protection to withstand losses. However, CMBSs were one of the first sectors to recover from the 2008–2009 credit crisis, and their valuations are not as attractive as they once were.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

Which strategies detracted from results?

Global currencies were volatile during the period, and our active currency management detracted from returns. Specifically, the fund was hurt by the unwinding of the “carry trade” in which we sold currencies from countries with relatively low interest rates and used the proceeds to buy currencies from countries with relatively high interest rates, most notably Australia. Tactical positioning in the British pound sterling and short positions in the Swiss franc and Canadian dollar also dampened results. We used currency-forward contracts to gain exposure to currencies and hedge the portfolio’s foreign exchange risk.

Additionally, the fund was underweight investment-grade corporate bonds versus the benchmark, which detracted modestly from relative performance.

In what additional ways did you use derivatives?

We used options to gain interest-rate exposure. We employed futures to help hedge the fund’s interest-rate risk. And we utilized total return swaps to generally manage the fund’s exposure to various market sectors and industries, and to gain exposure to and hedge the impact of inflation rates in specific countries.

What is your outlook for global economies and the credit markets in the coming months, and how are you positioning the fund?

Developed global economies appear to be transitioning into what I refer to as an “interest-rate normalization” mode. Reflecting its staunch anti-inflation posture, the European Central Bank raised its main policy rate by 0.25% shortly after the period ended — its first increase since 2008 — and is likely to do so again in the next two to three months. In the United States, if economic data continue to come in better than expected, it is likely the Federal Reserve will intensify its discussions about when to begin increasing the federal funds rate.

Overall, we have a positive outlook regarding global economic growth. At the same time, we are mindful of macro risks that do not appear to be fully reflected in the credit markets, such as the rising price of crude oil. Higher oil prices potentially have the dual negative impact of contributing to higher inflation as well as impairing economic growth. Rising oil prices act as a tax on the global economy by impeding consumer spending and squeezing corporate profit margins. At the very least, it is likely that higher oil prices will dampen economic growth over the near term.

In terms of portfolio positioning, as noted previously, we reduced the fund’s risk profile by sharply cutting our allocation to IO CMOs, concluding that their valuations had reached levels that were less compelling from a risk/reward standpoint. However, we continue to closely monitor the IO CMO market, and remain alert for opportunities to reallocate capital to this area when valuations warrant. We also trimmed our holdings of non-agency RMBS, the returns of which are heavily influenced by home prices. Lastly, we are maintaining a short-duration posture, as we anticipate that rates may continue to rise, and plan to continue the fund’s bias toward a flattening yield curve. Overall, the portfolio remains broadly diversified. We continue to believe that a number of attractive opportunities exist outside the broad market indexes for firms like Putnam that have the resources to capitalize on them.

Thanks for your time and for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

Your fund’s dividend rate was decreased twice during the semiannual period ended March 31, 2011. The dividend per class A share declined from $0.067 to $0.061 effective November 2010, and from $0.061 to $0.050 effective February 2011. These reductions were due to an overall decrease in interest income resulting from the current low interest-rate environment, and also due to variable cash flows from mortgage-related securities.

Portfolio Manager D. William Kohli is Co-Head of Fixed Income at Putnam and Team Leader of Portfolio Construction and Global Strategies. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1987.

In addition to Bill, your fund is managed by Michael Atkin, Kevin Murphy, Michael Salm, and Paul Scanlon.

IN THE NEWS

The Federal Reserve continues to back its stimulus efforts already underway. Besides maintaining its near-zero interest-rate policy, the Federal Open Market Committee at its April 15 meeting remained committed to completing its second round of quantitative easing, dubbed “QE2.” Last fall, the central bank launched QE2, which involves the purchase of $600 billion in U.S. Treasury securities, with the primary aim of preventing deflation in the U.S. economy. Last summer, the United States teetered perilously on the brink of a deflationary cliff, as inflation rates fell to 50-year lows. Deflation, which occurs when prices fall in an economy, can cause long-term significant damage to growth. QE2 may have worked, as inflation has returned. In March, the most recent data available, prices measured by the Consumer Price Index (CPI) edged up 0.5% after increasing by the same margin in February. Core inflation, which excludes volatile food and energy prices, rose by 0.1% in March, following a 0.2% uptick in February.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2011, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/3/88)		(3/1/93)		(2/1/99)		(12/1/94)		(12/1/03)	(7/1/96)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.07%	6.88%	6.25%	6.25%	6.25%	6.25%	6.77%	6.61%	6.78%	7.22%

10 years	89.28	81.71	75.62	75.62	74.94	74.94	84.35	78.35	83.66	93.00
Annual average	6.59	6.15	5.79	5.79	5.75	5.75	6.31	5.96	6.27	6.80

5 years	30.12	24.91	25.52	23.84	25.08	25.08	28.52	24.30	27.84	31.21
Annual average	5.41	4.55	4.65	4.37	4.58	4.58	5.15	4.45	5.03	5.58

3 years	23.94	18.93	21.38	18.71	20.96	20.96	23.10	19.07	22.53	24.38
Annual average	7.42	5.95	6.67	5.88	6.55	6.55	7.17	5.99	7.01	7.54

1 year	13.51	8.99	12.61	7.61	12.70	11.70	13.21	9.59	13.16	13.64

6 months	6.34	2.04	5.97	0.97	6.03	5.03	6.27	2.78	6.24	6.40

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Comparative index returns For periods ended 3/31/11

	Barclays Capital	Citigroup Non-U.S.	JPMorgan	Lipper Multi-Sector
	U.S. Aggregate	World Government	Developed High	Income Funds
	Bond Index	Bond Index	Yield Index	category average*

Annual average (life of fund)	7.21%	7.24%	—†	7.73%

10 years	71.86	117.31	137.24%	98.40
Annual average	5.56	8.07	9.02	7.01

5 years	33.98	45.82	55.01	37.37
Annual average	6.03	7.84	9.16	6.51

3 years	16.74	10.07	43.46	26.13
Annual average	5.30	3.25	12.78	8.01

1 year	5.12	8.51	14.51	9.25

6 months	–0.88	–0.49	7.67	2.98

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/11, there were 185, 170, 131, 98, 70, and 5 funds, respectively, in this Lipper category.

† The fund’s secondary benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 3/31/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.350		$0.318	$0.320	$0.338		$0.338	$0.362

Capital gains	—		—	—	—		—	—

Total	$0.350		$0.318	$0.320	$0.338		$0.338	$0.362

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

9/30/10	$8.08	$8.42	$8.01	$7.97	$7.97	$8.24	$8.00	$8.04

3/31/11	8.23	8.57	8.16	8.12	8.12	8.39	8.15	8.18

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	7.29%	7.00%	6.62%	6.65%	7.09%	6.87%	7.07%	7.63%

Current 30-day SEC yield [2]	N/A	4.47	3.90	3.90	N/A	4.26	4.40	4.90

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 9/30/10	1.01%	1.76%	1.76%	1.26%	1.26%	0.76%

Annualized expense ratio for the six-month period
ended 3/31/11	0.98%	1.73%	1.73%	1.23%	1.23%	0.73%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from October 1, 2010, to March 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.04	$8.88	$8.89	$6.33	$6.32	$3.76

Ending value (after expenses)	$1,063.40	$1,059.70	$1,060.30	$1,062.70	$1,062.40	$1,064.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2011, use the following calculation method. To find the value of your investment on October 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$4.94	$8.70	$8.70	$6.19	$6.19	$3.68

Ending value (after expenses)	$1,020.04	$1,016.31	$1,016.31	$1,018.80	$1,018.80	$1,021.29

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Citigroup Non-U.S. World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market excluding the United States.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2011, Putnam employees had approximately $376,000,000 and the Trustees had approximately $69,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 3/31/11 (Unaudited)

CORPORATE BONDS AND NOTES (29.0%)*	Principal amount		Value

Basic materials (2.2%)
Associated Materials, LLC 144A company guaranty sr. notes
9 1/8s, 2017		$3,183,000	$3,405,810

Atkore International, Inc. 144A sr. notes 9 7/8s, 2018		3,317,000	3,540,898

Celanese US Holdings, LLC 144A company guaranty sr. notes
6 5/8s, 2018 (Germany)		2,505,000	2,580,150

Chemtura Corp. 144A company guaranty sr. unsec. notes
7 7/8s, 2018		917,000	969,728

Clondalkin Acquisition BV 144A company guaranty sr. notes
FRN 2.31s, 2013 (Netherlands)		989,000	949,440

Compass Minerals International, Inc. company guaranty sr. unsec.
notes 8s, 2019		135,000	147,150

Ferro Corp. sr. unsec. notes 7 7/8s, 2018		4,485,000	4,754,100

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 7s, 2015
(Australia)		3,548,000	3,659,896

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)		2,935,000	3,052,335

Georgia-Pacific, LLC 144A company guaranty 7 1/8s, 2017		2,315,000	2,456,794

Georgia-Pacific, LLC sr. unsec. unsub. notes 8 1/8s, 2011		230,000	231,438

Graphic Packaging International, Inc. company guaranty sr.
unsec. notes 7 7/8s, 2018		966,000	1,033,620

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018		1,725,000	1,824,188

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
144A sr. notes 9s, 2020		2,229,000	2,311,194

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2020		1,700,000	1,853,000

Huntsman International, LLC 144A company guaranty sr. unsec.
sub. notes 8 5/8s, 2021		2,290,000	2,496,100

Ineos Finance PLC 144A company guaranty sr. notes 9 1/4s,
2015 (United Kingdom)	EUR	1,150,000	1,772,913

Ineos Finance PLC 144A company guaranty sr. notes 9s, 2015
(United Kingdom)		$2,425,000	2,655,375

Ineos Group Holdings PLC company guaranty sr. unsec.
notes Ser. REGS, 7 7/8s, 2016 (United Kingdom)	EUR	1,938,000	2,687,686

JMC Steel Group 144A sr. notes 8 1/4s, 2018		$945,000	966,263

KRATON Polymers, LLC/KRATON Polymers Capital Corp. 144A
sr. notes 6 3/4s, 2019		830,000	842,450

Kronos International, Inc. sr. notes 6 1/2s, 2013 (Germany)	EUR	3,677,600	5,230,679

Lyondell Chemical Co. sr. notes 11s, 2018		$10,015,000	11,241,838

Lyondell Chemical Co. 144A company guaranty sr. notes
8s, 2017		5,298,000	5,841,045

Momentive Performance Materials, Inc. company
guaranty sr. notes 12 1/2s, 2014		2,360,000	2,619,600

Momentive Performance Materials, Inc. 144A notes 9s, 2021		3,930,000	4,062,638

Nalco Co. 144A sr. notes 6 5/8s, 2019		905,000	931,019

NewPage Corp. company guaranty sr. notes 11 3/8s, 2014		1,158,000	1,159,448

Nexeo Solutions, LLC/Nexeo Solutions Finance Corp. 144A
sr. sub. notes 8 3/8s, 2018		835,000	851,700

CORPORATE BONDS AND NOTES (29.0%)* cont.	Principal amount		Value

Basic materials cont.
Novelis, Inc. company guaranty sr. unsec. notes 7 1/4s, 2015		$2,471,000	$2,520,420

Novelis, Inc. 144A company guaranty sr. notes 8 3/4s, 2020		4,425,000	4,867,500

Omnova Solutions, Inc. 144A company
guaranty sr. notes 7 7/8s, 2018		2,433,000	2,463,413

PE Paper Escrow GmbH sr. notes Ser. REGS, 11 3/4s, 2014
(Austria)	EUR	3,742,000	6,052,821

PE Paper Escrow GmbH 144A sr. notes 12s, 2014 (Austria)		$2,140,000	2,461,000

Rhodia SA 144A sr. notes 6 7/8s, 2020 (France)		900,000	916,875

Rockwood Specialties Group, Inc. company
guaranty sr. unsec. sub. notes 7 5/8s, 2014	EUR	465,000	673,365

SGL Carbon SE company guaranty sr. sub. notes FRN
Ser. EMTN, 2.343s, 2015 (Germany)	EUR	1,050,000	1,465,123

Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s,
2015 (Ireland)		$569,000	581,803

Solutia, Inc. company guaranty sr. unsec. notes 8 3/4s, 2017		1,710,000	1,881,000

Solutia, Inc. company guaranty sr. unsec. notes 7 7/8s, 2020		2,445,000	2,646,713

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 7 3/8s, 2012		989,000	1,053,285

Steel Dynamics, Inc. sr. unsec. unsub. notes 7 3/4s, 2016		2,451,000	2,591,933

Teck Resources Limited sr. notes 10 3/4s, 2019 (Canada)		4,212,000	5,378,724

Teck Resources Limited sr. notes 10 1/4s, 2016 (Canada)		1,000	1,203

TPC Group, LLC 144A sr. notes 8 1/4s, 2017		2,370,000	2,506,275

Tube City IMS Corp. company guaranty sr. unsec.
sub. notes 9 3/4s, 2015		575,000	600,875

USG Corp. 144A company guaranty sr. notes 8 3/8s, 2018		895,000	935,275

Vartellus Specialties, Inc. 144A company
guaranty sr. notes 9 3/8s, 2015		1,145,000	1,225,150

Verso Paper Holdings, LLC/Verso Paper, Inc. company
guaranty Ser. B, 11 3/8s, 2016		1,035,000	1,097,100

Verso Paper Holdings, LLC/Verso Paper, Inc.
sr. notes 11 1/2s, 2014		3,408,000	3,723,240

Verso Paper Holdings, LLC/Verso Paper, Inc. 144A
sr. notes 8 3/4s, 2019		1,100,000	1,144,000

			122,915,588
Capital goods (1.4%)
Acquisition Co., Lanza Parent 144A sr. notes 10s, 2017		3,155,000	3,478,388

Alliant Techsystems, Inc. company guaranty sr. unsec.
sub. notes 6 7/8s, 2020		2,860,000	2,988,700

Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016		2,229,000	2,287,511

Allison Transmission, Inc. 144A company guaranty sr. unsec.
notes 11 1/4s, 2015 ‡‡		3,717,440	4,038,069

Altra Holdings, Inc. company guaranty sr. notes 8 1/8s, 2016		3,995,000	4,284,638

Ardagh Packaging Finance PLC sr. notes Ser. REGS, 7 3/8s,
2017 (Ireland)	EUR	500,000	724,240

Ardagh Packaging Finance PLC 144A company
guaranty sr. notes 7 3/8s, 2017 (Ireland)	EUR	685,000	1,007,441

BE Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020		$1,645,000	1,700,519

Berry Plastics Corp. company guaranty sr. notes 9 1/2s, 2018		1,347,000	1,340,265

Berry Plastics Corp. 144A sr. notes 9 3/4s, 2021		1,542,000	1,526,580

CORPORATE BONDS AND NOTES (29.0%)* cont.	Principal amount		Value

Capital goods cont.
Berry Plastics Holding Corp. company guaranty notes FRN
4.185s, 2014		$1,565,000	$1,473,056

Briggs & Stratton Corp. company guaranty sr. unsec.
notes 6 7/8s, 2020		2,050,000	2,147,375

Crown Americas, LLC/Crown Americas Capital Corp. III 144A
sr. notes 6 1/4s, 2021		1,835,000	1,867,113

Crown European Holdings SA 144A sr. notes 7 1/8s, 2018
(France)	EUR	475,000	699,205

Exide Technologies 144A sr. notes 8 5/8s, 2018		$1,240,000	1,323,700

Griffon Corp. 144A company guaranty sr. unsec.
notes 7 1/8s, 2018		955,000	971,713

Kratos Defense & Security Solutions, Inc. company
guaranty sr. notes 10s, 2017		1,710,000	1,885,275

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		2,734,000	3,241,012

Mueller Water Products, Inc. company guaranty sr. unsec.
unsub. notes 8 3/4s, 2020		1,335,000	1,485,188

Polypore International, Inc. 144A sr. notes 7 1/2s, 2017		1,445,000	1,517,250

Pregis Corp. company guaranty sr. sub. notes 12 3/8s, 2013		1,470,000	1,449,788

Rexam PLC unsec. sub. bonds FRB 6 3/4s, 2067
(United Kingdom)	EUR	1,430,000	1,971,843

Rexel SA company guaranty sr. unsec. notes 8 1/4s, 2016
(France)	EUR	3,217,000	4,947,698

Reynolds Group DL Escrow, Inc./Reynolds Group Escrow, LLC
144A company guaranty sr. notes 7 3/4s, 2016 (Luxembourg)		$1,410,000	1,491,075

Reynolds Group DL Escrow, Inc./Reynolds Group Escrow, LLC
144A sr. notes 7 3/4s, 2016 (Luxembourg)	EUR	2,660,000	3,922,269

Reynolds Group Issuer, Inc. 144A sr. notes 9s, 2019		$4,375,000	4,528,125

Reynolds Group Issuer, Inc. 144A sr. notes 7 1/8s, 2019		1,600,000	1,640,000

Reynolds Group Issuer, Inc. 144A sr. notes 6 7/8s, 2021
(New Zealand)		465,000	468,488

Reynolds Group Issuer, Inc. 144A sr. unsec. notes 8 1/4s,
2021 (New Zealand)		680,000	673,200

Ryerson, Inc. company guaranty sr. notes 12s, 2015		3,661,000	3,972,185

Tenneco, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2018		820,000	875,350

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020		1,830,000	1,894,050

Terex Corp. sr. unsec. sub. notes 8s, 2017		808,000	851,430

Thermadyne Holdings Corp. 144A sr. notes 9s, 2017		3,130,000	3,306,063

Thermon Industries, Inc. company guaranty sr. notes 9 1/2s, 2017		2,987,000	3,225,960

TransDigm, Inc. 144A sr. sub. notes 7 3/4s, 2018		2,805,000	3,011,869

			78,216,631
Communication services (3.3%)
Bresnan Broadband Holdings, LLC 144A company
guaranty sr. unsec. unsub. notes 8s, 2018		940,000	996,400

CCH II, LLC/CCH II Capital company guaranty sr. unsec.
notes 13 1/2s, 2016		1,259,504	1,508,256

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2018		2,450,000	2,603,125

CORPORATE BONDS AND NOTES (29.0%)* cont.	Principal amount		Value

Communication services cont.
CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019		$2,815,000	$2,878,338

Cequel Communications Holdings I LLC/Cequel Capital Corp.
144A sr. notes 8 5/8s, 2017		5,806,000	6,052,755

Cincinnati Bell, Inc. company guaranty sr. unsec. notes
7s, 2015		804,000	814,050

Cincinnati Bell, Inc. company guaranty sr. unsec.
sub. notes 8 3/4s, 2018		1,740,000	1,644,300

Cincinnati Bell, Inc. company guaranty sr. unsec.
sub. notes 8 1/4s, 2017		1,250,000	1,259,375

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015		8,410,000	9,082,800

CPI International Acquisition, Inc. 144A sr. notes 8s, 2018		705,000	709,406

Cricket Communications, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2020		3,625,000	3,652,188

Cricket Communications, Inc. company guaranty sr. unsec.
unsub. notes 10s, 2015		2,065,000	2,266,338

Cricket Communications, Inc. company
guaranty sr. unsub. notes 7 3/4s, 2016		4,740,000	5,036,250

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019		950,000	995,125

CSC Holdings LLC sr. notes 6 3/4s, 2012		364,000	377,650

CSC Holdings LLC sr. unsec. unsub. notes 8 1/2s, 2014		5,803,000	6,506,614

Digicel Group, Ltd. 144A sr. notes 8 1/4s, 2017 (Jamaica)		4,769,000	5,055,140

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2017		2,405,000	2,597,400

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018		5,296,000	5,713,060

Inmarsat Finance PLC 144A company
guaranty sr. notes 7 3/8s, 2017 (United Kingdom)		2,005,000	2,115,275

Intelsat Jackson Holdings SA 144A company
guaranty sr. notes 7 1/2s, 2021 (Bermuda) ∆		2,960,000	2,967,400

Intelsat Jackson Holdings SA 144A sr. unsec. notes 7 1/4s,
2020 (Bermuda)		2,660,000	2,660,000

Intelsat Luxembourg SA company guaranty sr. unsec.
notes 11 1/2s, 2017 (Luxembourg) ‡‡		10,735,093	11,781,765

Intelsat Luxembourg SA company guaranty sr. unsec.
notes 11 1/4s, 2017 (Luxembourg)		2,801,000	3,060,093

Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg
GmbH & Co. KG 144A company guaranty sr. notes 7 1/2s, 2019
(Germany) ∆	EUR	1,855,000	2,661,746

Level 3 Financing, Inc. company guaranty sr. unsec.
unsub. notes 9 1/4s, 2014 ∆		$4,179,000	4,273,028

Level 3 Financing, Inc. 144A company guaranty sr. unsec.
unsub. notes 9 3/8s, 2019		1,699,000	1,643,783

Mediacom LLC/Mediacom Capital Corp. sr. unsec.
notes 9 1/8s, 2019		386,000	413,020

MetroPCS Wireless, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2018		6,804,000	7,280,280

MetroPCS Wireless, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2020		1,774,000	1,771,783

Musketeer GmbH 144A company guaranty sr. notes 9 1/2s, 2021
(Germany) ∆	EUR	665,000	982,107

CORPORATE BONDS AND NOTES (29.0%)* cont.	Principal amount		Value

Communication services cont.
NII Capital Corp. company guaranty sr. unsec.
unsub. notes 10s, 2016		$4,595,000	$5,238,300

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 7 5/8s, 2021		900,000	920,250

PAETEC Escrow Corp. 144A sr. unsec. notes 9 7/8s, 2018		4,202,000	4,433,110

PAETEC Holding Corp. company guaranty sr. notes 8 7/8s, 2017		3,406,000	3,669,965

PAETEC Holding Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2015		2,195,000	2,299,263

Phones4U Finance PLC 144A sr. notes 9 1/2s, 2018
(United Kingdom)	GBP	2,520,000	3,963,611

Qwest Communications International, Inc. company
guaranty 7 1/2s, 2014		$1,530,000	1,554,863

Qwest Communications International, Inc. company
guaranty Ser. B, 7 1/2s, 2014		2,400,000	2,439,000

Qwest Corp. sr. unsec. notes 7 1/2s, 2014		610,000	696,925

Qwest Corp. sr. unsec. unsub. notes 8 7/8s, 2012		2,497,000	2,671,790

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		1,375,000	1,464,375

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019		3,850,000	4,254,250

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8s, 2016		1,130,000	1,230,288

Sprint Capital Corp. company guaranty 6 7/8s, 2028		3,610,000	3,330,225

Sprint Capital Corp. company guaranty sr. unsec.
notes 8 3/8s, 2012		2,495,000	2,632,225

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		9,600,000	10,692,000

Sprint Nextel Corp. sr. unsec. notes 6s, 2016		3,527,000	3,540,226

Sunrise Communications Holdings SA 144A company
guaranty sr. notes 8 1/2s, 2018 (Luxembourg)	EUR	730,000	1,099,913

Sunrise Communications International SA 144A company
guaranty sr. notes 7s, 2017 (Luxembourg)	EUR	495,000	733,600

Sunrise Communications International SA 144A company
guaranty sr. notes 7s, 2017 (Luxembourg)	CHF	540,000	621,706

Unitymedia GmbH company guaranty sr. notes Ser. REGS,
9 5/8s, 2019 (Germany)	EUR	2,398,000	3,733,242

Unitymedia Hessen/NRW 144A company
guaranty sr. notes 8 1/8s, 2017 (Germany)	EUR	1,624,000	2,430,071

UPC Holdings BV sr. notes 9 3/4s, 2018 (Netherlands)	EUR	1,990,000	3,057,652

Virgin Media Finance PLC company guaranty sr. unsec. bond
8 7/8s, 2019 (United Kingdom)	GBP	242,000	433,909

Wind Acquisition Finance SA 144A company
guaranty sr. notes 7 3/8s, 2018 (Netherlands)	EUR	4,110,000	6,081,943

Wind Acquisition Holding company
guaranty sr. notes Ser. REGS, 12 1/4s, 2017
(Luxembourg) ‡‡	EUR	173,639	292,728

Windstream Corp. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2018		$710,000	757,925

Windstream Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2017		2,884,000	3,093,090

Windstream Corp. 144A company guaranty sr. unsec.
unsub. notes 7 3/4s, 2021		1,895,000	1,925,794

			180,651,089

CORPORATE BONDS AND NOTES (29.0%)* cont.	Principal amount	Value

Conglomerates (—%)
SPX Corp. sr. unsec. notes 7 5/8s, 2014	$1,096,000	$1,206,970

SPX Corp. 144A company guaranty sr. unsec. notes 6 7/8s,
2017	750,000	806,250

		2,013,220
Consumer cyclicals (4.8%)
Affinion Group, Inc. 144A sr. notes 10 3/4s, 2016	1,126,000	1,279,418

Affinion Group, Inc. company guaranty sr. unsec.
sub. notes 11 1/2s, 2015	1,615,000	1,703,825

Affinion Group, Inc. 144A sr. notes 7 7/8s, 2018	6,155,000	5,785,700

AMC Entertainment, Inc. 144A
sr. sub. notes 9 3/4s, 2020	3,750,000	4,012,500

AMC Entertainment, Inc. sr. sub. notes 8s, 2014	1,998,000	2,020,478

American Axle & Manufacturing, Inc. company
guaranty sr. unsec. notes 5 1/4s, 2014	2,955,000	2,955,000

American Casino & Entertainment Properties LLC
sr. notes 11s, 2014 ∆	1,244,000	1,323,305

Ameristar Casinos, Inc. 144A sr. notes 7 1/2s, 2021 ∆	2,390,000	2,369,088

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	2,870,000	3,002,738

Beazer Homes USA, Inc. 144A sr. notes 9 1/8s, 2019	1,445,000	1,461,256

Bon-Ton Department Stores, Inc. (The) company
guaranty 10 1/4s, 2014	3,635,000	3,725,875

Boyd Gaming Corp. 144A sr. notes 9 1/8s, 2018	600,000	619,500

Brickman Group Holdings, Inc. 144A sr. notes 9 1/8s, 2018	793,000	850,493

Building Materials Corp. 144A company
guaranty sr. notes 7 1/2s, 2020	1,185,000	1,229,438

Building Materials Corp. 144A sr. notes 7s, 2020	2,425,000	2,515,938

Building Materials Corp. 144A sr. notes 6 7/8s, 2018	830,000	848,675

Burlington Coat Factory Warehouse Corp. 144A company
guaranty sr. unsec. notes 10s, 2019	1,865,000	1,809,050

Caesars Entertainment Operating Co., Inc. company guaranty
sr. notes 10s, 2018	4,960,000	4,526,000

Caesars Entertainment Operating Co., Inc. sr. notes 11 1/4s, 2017	5,125,000	5,823,281

Cedar Fair LP/Canada’s Wonderland Co./Magnum
Management Corp. 144A company guaranty sr. unsec.
notes 9 1/8s, 2018	855,000	927,675

Cengage Learning Acquisitions, Inc. 144A sr. notes 10 1/2s,2015	1,400,000	1,428,000

Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018	1,500,000	1,503,750

Cenveo Corp. 144A company guaranty sr. unsec.
notes 10 1/2s, 2016	590,000	592,950

Citadel Broadcasting Corp. 144A company guaranty sr. unsec.
notes 7 3/4s, 2018	740,000	801,975

CityCenter Holdings LLC/CityCenter Finance Corp. 144A
company guaranty sr. notes 10 3/4s, 2017 ‡‡	2,620,000	2,705,150

Clear Channel Communications, Inc. company guaranty unsec.
unsub. notes 10 3/4s, 2016	606,000	577,215

Clear Channel Communications, Inc. 144A company
guaranty sr. notes 9s, 2021	5,324,000	5,310,690

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017	6,329,000	6,938,166

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015	685,000	740,656

CORPORATE BONDS AND NOTES (29.0%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Dana Holding Corp. sr. unsec. notes 6 3/4s, 2021		$1,315,000	$1,315,000

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 7 5/8s, 2016		588,000	648,270

DISH DBS Corp. company guaranty 7 1/8s, 2016		2,345,000	2,503,288

DISH DBS Corp. company guaranty 6 5/8s, 2014		6,614,000	7,002,573

DR Horton, Inc. sr. notes 7 7/8s, 2011		140,000	142,100

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R		4,495,000	5,135,538

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 3/4s, 2021		2,635,000	2,602,057

Goodyear Tire & Rubber Co. (The) sr. unsec. notes 10 1/2s, 2016		3,667,000	4,107,040

Gray Television, Inc. company guaranty sr. notes 10 1/2s, 2015		1,000,000	1,063,750

Grupo Televisa SA sr. unsec. bonds 6 5/8s, 2040 (Mexico)		900,000	953,575

Grupo Televisa SA sr. unsec. notes 6s, 2018 (Mexico)		1,410,000	1,537,953

Gymboree Corp. 144A sr. unsec. notes 9 1/8s, 2018		1,090,000	1,057,300

Hanesbrands, Inc. company guaranty sr. unsec. notes 6 3/8s, 2020		2,197,000	2,142,075

Hanesbrands, Inc. sr. unsec. notes 8s, 2016		970,000	1,051,238

Host Hotels & Resorts LP company guaranty sr. unsec.
unsub. notes Ser. Q, 6 3/4s, 2016 R		2,400,000	2,475,000

Interactive Data Corp. 144A company
guaranty sr. notes 10 1/4s, 2018		7,265,000	8,154,963

Isle of Capri Casinos, Inc. company guaranty 7s, 2014		1,780,000	1,766,650

Isle of Capri Casinos, Inc. 144A company guaranty sr. unsec. notes
7 3/4s, 2019		2,425,000	2,412,875

ISS Holdings A/S sr. sub. notes Ser. REGS, 8 7/8s, 2016
(Denmark)	EUR	807,000	1,196,048

Jarden Corp. company guaranty sr. sub. notes Ser. 1,
7 1/2s, 2020	EUR	265,000	390,199

Jarden Corp. company guaranty sr. unsec. sub. notes 7 1/2s,
2017		$3,760,000	4,013,800

Lamar Media Corp. company guaranty sr. notes 9 3/4s, 2014		655,000	756,525

Lear Corp. company guaranty sr. unsec. bonds 7 7/8s, 2018		3,205,000	3,485,438

Lear Corp. company guaranty sr. unsec. notes 8 1/8s, 2020		2,960,000	3,256,000

Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2016		5,258,000	5,474,893

Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016		340,000	354,450

Limited Brands, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2021		2,175,000	2,218,500

Lottomatica SpA sub. notes FRN Ser. REGS, 8 1/4s, 2066
(Italy)	EUR	6,292,000	9,133,579

M/I Homes, Inc. 144A sr. unsec. notes 8 5/8s, 2018		$1,000,000	1,000,000

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 5.9s, 2016		2,075,000	2,228,031

Mashantucket Western Pequot Tribe 144A bonds 8 1/2s,
2015 (In default) †		1,765,000	176,500

Michaels Stores, Inc. company guaranty 11 3/8s, 2016		1,295,000	1,411,550

MTR Gaming Group, Inc. company guaranty sr. notes 12 5/8s, 2014		2,525,000	2,689,125

Navistar International Corp. sr. notes 8 1/4s, 2021		3,623,000	4,003,415

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019		1,890,000	1,908,900

Neiman-Marcus Group, Inc. company guaranty sr. unsec.
notes 9s, 2015		1,092,000	1,141,140

CORPORATE BONDS AND NOTES (29.0%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Nielsen Finance, LLC/Nielsen Finance Co. 144A company
guaranty sr. unsec. notes 7 3/4s, 2018		$1,790,000	$1,919,775

Nortek, Inc. company guaranty sr. notes 11s, 2013		2,734,519	2,891,754

Nortek, Inc. 144A company guaranty sr. unsec. notes 10s, 2018		2,343,000	2,524,583

Owens Corning company guaranty unsec. unsub. notes 9s, 2019		5,347,000	6,309,460

Penn National Gaming, Inc. sr. unsec. sub. notes 8 3/4s, 2019		2,466,000	2,721,848

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 7 3/4s, 2016		1,713,000	1,770,814

PETCO Animal Supplies, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018		1,280,000	1,369,600

PHH Corp. 144A sr. unsec. notes 9 1/4s, 2016		1,085,000	1,179,938

Pinnacle Entertainment, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2017		2,900,000	3,161,000

Pinnacle Entertainment, Inc. company guaranty sr. unsec.
sub. notes 7 1/2s, 2015		1,295,000	1,317,663

Ply Gem Industries, Inc. 144A sr. notes 8 1/4s, 2018		895,000	919,613

Polish Television Holding BV sr. notes Ser. REGS, stepped-coupon
11 1/4s (13s, 11/15/14), 2017 (Netherlands) ††	EUR	3,504,000	5,308,491

Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019		$695,000	689,788

Realogy Corp. 144A company guaranty sr. unsec.
notes 11 1/2s, 2017		7,286,000	7,522,795

Regal Entertainment Group company guaranty sr. unsec.
notes 9 1/8s, 2018		3,500,000	3,745,000

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
sr. notes 8 5/8s, 2017		4,133,000	4,349,983

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016		3,139,000	3,029,135

Scotts Miracle-Gro Co. (The) 144A sr. notes 6 5/8s, 2020		1,825,000	1,872,906

Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014		525,000	530,250

Sealy Mattress Co. 144A company guaranty sr. sec.
notes 10 7/8s, 2016		1,700,000	1,925,250

Sears Holdings Corp. 144A sr. notes 6 5/8s, 2018		1,678,000	1,627,660

Sirius XM Radio, Inc. 144A sr. notes 9 3/4s, 2015		3,403,000	3,832,629

Standard Pacific Corp. company guaranty sr. unsec.
unsub. notes 7s, 2015		206,000	216,300

Standard Pacific Corp. 144A company guaranty sr. unsec.
notes 8 3/8s, 2021		693,000	716,389

Toys R Us, Inc. sr. unsec. unsub. notes 7 7/8s, 2013		375,000	403,125

Toys R Us — Delaware, Inc. 144A company
guaranty sr. notes 7 3/8s, 2016		505,000	534,038

Toys R Us Property Co., LLC company
guaranty sr. notes 8 1/2s, 2017		2,265,000	2,434,875

Toys R Us Property Co., LLC company guaranty sr. unsec.
notes 10 3/4s, 2017		4,385,000	4,976,975

Travelport LLC company guaranty 11 7/8s, 2016		2,830,000	2,638,975

Travelport LLC company guaranty 9 7/8s, 2014		958,000	932,853

Travelport, LLC/Travelport, Inc. company
guaranty sr. unsec. notes 9s, 2016		2,520,000	2,340,450

TRW Automotive, Inc. company guaranty sr. unsec.
unsub. notes Ser. REGS, 6 3/8s, 2014	EUR	1,395,000	2,079,206

CORPORATE BONDS AND NOTES (29.0%)* cont.	Principal amount		Value

Consumer cyclicals cont.
TRW Automotive, Inc. 144A company guaranty sr. notes
7 1/4s, 2017		$4,530,000	$4,983,000

TVN Finance Corp. III AB 144A company guaranty sr. unsec.
notes 7 7/8s, 2018 (Sweden)	EUR	270,000	388,440

Universal City Development Partners, Ltd. company
guaranty sr. unsec. notes 8 7/8s, 2015		$2,565,000	2,792,644

Univision Communications, Inc. 144A company
guaranty sr. unsec. notes 8 1/2s, 2021		3,015,000	3,120,525

Univision Communications, Inc. 144A sr. notes 7 7/8s, 2020		2,324,000	2,457,630

Visteon Corp. 144A sr. notes 6 3/4s, 2019 ∆		1,910,000	1,910,000

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. company
guaranty mtge. notes 7 3/4s, 2020		1,160,000	1,229,600

XM Satellite Radio, Inc. 144A company guaranty sr. unsec.
notes 13s, 2013		1,831,000	2,174,313

XM Satellite Radio, Inc. 144A sr. unsec. notes 7 5/8s, 2018		3,182,000	3,357,010

Yankee Candle Co. company guaranty sr. notes Ser. B,
8 1/2s, 2015		1,680,000	1,743,000

YCC Holdings, LLC/Yankee Finance, Inc. 144A sr. unsec.
notes 10 1/4s, 2016		3,955,000	3,984,663

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016		2,428,000	2,701,150

			268,932,219
Consumer staples (1.9%)
Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. notes 9 3/4s, 2015	BRL	16,800,000	10,184,852

Archibald Candy Corp. company guaranty sub. notes 10s,
2011 (In default) † F		$562,539	18,001

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc.
company guaranty sr. unsec. unsub. notes 9 5/8s, 2018		1,293,000	1,428,765

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc.
company guaranty sr. unsec. unsub. notes 7 3/4s, 2016		5,577,000	5,751,281

Bumble Bee Acquisition Corp. 144A company guaranty sr. notes
9s, 2017		1,990,000	2,069,600

Burger King Corp. company guaranty sr. unsec. notes 9 7/8s, 2018		2,242,000	2,373,718

Central Garden & Pet Co. company guaranty sr. sub. notes
8 1/4s, 2018		2,243,000	2,349,543

CKE Holdings, Inc. 144A sr. notes 10 1/2s, 2016 ‡‡		1,330,000	1,246,875

CKE Restaurants, Inc. company guaranty sr. notes 11 3/8s, 2018		2,290,000	2,524,725

Claires Stores, Inc. 144A sr. notes 8 7/8s, 2019		4,065,000	3,882,075

Constellation Brands, Inc. company guaranty sr. unsec.
notes 7 1/4s, 2017		2,193,000	2,379,405

Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 7 1/4s, 2016		2,401,000	2,596,081

Darling International, Inc. 144A company
guaranty sr. unsec. notes 8 1/2s, 2018		555,000	603,563

Dean Foods Co. company guaranty sr. unsec. unsub. notes
7s, 2016		2,498,000	2,382,468

Dean Foods Co. 144A sr. notes 9 3/4s, 2018		560,000	574,700

DineEquity, Inc. 144A sr. unsec. notes 9 1/2s, 2018		4,296,000	4,661,160

Dole Food Co. 144A sr. notes 8s, 2016		1,710,000	1,814,738

Dunkin Finance Corp. 144A sr. notes 9 5/8s, 2018		757,000	771,194

CORPORATE BONDS AND NOTES (29.0%)* cont.	Principal amount		Value

Consumer staples cont.
EC Finance PLC company guaranty sr. bonds Ser. REGS,
9 3/4s, 2017 (United Kingdom)	EUR	624,000	$986,446

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021		$2,115,000	2,207,531

Europcar Groupe SA company guaranty sr. sub. bonds FRB
Ser. REGS, 4.593s, 2013 (France)	EUR	331,000	462,582

Foodcorp (Pty), Ltd. 144A company guaranty sr. notes
8 3/4s, 2018 (South Africa)	EUR	1,045,000	1,446,779

Hertz Corp. company guaranty sr. unsec. notes 8 7/8s, 2014		$230,000	235,750

Hertz Corp. 144A company guaranty sr. notes 6 3/4s, 2019		925,000	916,906

Hertz Corp. 144A company guaranty sr. unsec. notes 7 1/2s, 2018		800,000	828,000

Hertz Holdings Netherlands BV sr. sec. bonds Ser. REGS,
8 1/2s, 2015 (Netherlands)	EUR	1,000,000	1,533,697

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s, 2015
(Netherlands)	EUR	2,129,000	3,265,240

Landry’s Restaurants, Inc. 144A company guaranty sr. notes
11 5/8s, 2015		$911,000	981,603

Libbey Glass, Inc. sr. notes 10s, 2015		574,000	625,660

Prestige Brands, Inc. company guaranty sr. unsec. notes
8 1/4s, 2018		1,830,000	1,930,650

Prestige Brands, Inc. 144A company guaranty sr. unsec.
notes 8 1/4s, 2018		900,000	949,500

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017		5,475,000	5,475,000

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/2s, 2017		1,114,000	1,001,208

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020		595,000	629,956

Roadhouse Financing, Inc. 144A sr. notes 10 3/4s, 2017		1,410,000	1,512,225

RSC Equipment Rental, Inc. 144A sr. unsec. notes 8 1/4s, 2021		1,220,000	1,268,800

Service Corporation International sr. notes 7s, 2019		970,000	1,018,500

Service Corporation International sr. notes 7s, 2017		3,136,000	3,355,520

Simmons Foods, Inc. 144A sr. notes 10 1/2s, 2017		1,451,000	1,574,335

Smithfield Foods, Inc. company guaranty sr. notes 10s, 2014		3,865,000	4,551,038

Spectrum Brands, Inc. 144A sr. notes 9 1/2s, 2018		3,360,000	3,704,400

Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013		3,922,000	3,926,903

Tyson Foods, Inc. sr. unsec. unsub. notes 10 1/2s, 2014		2,070,000	2,484,000

United Rentals North America, Inc. company guaranty sr. unsec.
sub. notes 8 3/8s, 2020		900,000	940,500

Wendy’s/Arby’s Restaurants LLC company guaranty sr. unsec.
unsub. notes 10s, 2016		5,025,000	5,527,500

West Corp. 144A sr. notes 7 7/8s, 2019		2,430,000	2,475,563

West Corp. 144A sr. unsec. notes 8 5/8s, 2018		665,000	699,913

			104,128,449
Energy (5.4%)
Anadarko Finance Co. company guaranty sr. unsec.
unsub. notes Ser. B, 7 1/2s, 2031		1,505,000	1,661,511

Anadarko Petroleum Corp. sr. notes 5.95s, 2016		4,895,000	5,321,392

Anadarko Petroleum Corp. sr. unsec. notes 6 3/8s, 2017		2,960,000	3,258,057

Arch Coal, Inc. company guaranty sr. unsec. notes 7 1/4s, 2020		3,630,000	3,893,175

Arch Western Finance, LLC company
guaranty sr. notes 6 3/4s, 2013		3,278,000	3,310,780

CORPORATE BONDS AND NOTES (29.0%)* cont.	Principal amount	Value

Energy cont.
ATP Oil & Gas Corp. company guaranty sr. notes 11 7/8s, 2015	$643,000	$675,150

Brigham Exploration Co. 144A company guaranty sr. unsec.
notes 8 3/4s, 2018	3,619,000	4,017,090

Carrizo Oil & Gas, Inc. 144A sr. unsec. notes 8 5/8s, 2018	4,411,000	4,675,660

Chaparral Energy, Inc. company guaranty sr. unsec.
notes 8 7/8s, 2017	3,970,000	4,168,500

Chaparral Energy, Inc. 144A company guaranty sr. unsec.
notes 8 1/4s, 2021	910,000	937,300

Chaparral Energy, Inc. 144A sr. notes 9 7/8s, 2020	1,640,000	1,820,400

Chesapeake Energy Corp. company guaranty sr. unsec.
notes 9 1/2s, 2015	5,240,000	6,497,600

Complete Production Services, Inc. company guaranty 8s, 2016	1,657,000	1,748,135

Compton Petroleum Finance Corp. company guaranty sr. unsec.
notes 10s, 2017 (Canada)	817,887	580,700

Connacher Oil and Gas, Ltd. 144A sec. notes 10 1/4s, 2015
(Canada)	3,704,000	3,926,240

Connacher Oil and Gas, Ltd. 144A sr. sec. notes 11 3/4s,
2014 (Canada)	2,145,000	2,305,875

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2020	1,829,000	2,027,904

CONSOL Energy, Inc. company guaranty sr. unsec. notes 8s, 2017	8,151,000	8,925,345

CONSOL Energy, Inc. 144A company guaranty sr. unsec.
notes 6 3/8s, 2021	375,000	375,469

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018	5,652,000	6,160,680

Denbury Resources, Inc. company guaranty sr. unsec.
sub. notes 8 1/4s, 2020	3,793,000	4,229,195

Denbury Resources, Inc. company guaranty sr. unsec.
sub. notes 6 3/8s, 2021	1,285,000	1,317,125

EXCO Resources, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2018	5,316,000	5,402,385

Expro Finance Luxemburg 144A sr. notes 8 1/2s, 2016
(Luxembourg)	2,135,000	2,113,650

Ferrellgas LP/Ferrellgas Finance Corp. 144A
sr. notes 6 1/2s, 2021	1,264,000	1,226,080

Forest Oil Corp. sr. notes 8s, 2011	3,730,000	3,897,850

Frac Tech Services, LLC/Frac Tech Finance, Inc. 144A
company guaranty sr. notes 7 1/8s, 2018	2,260,000	2,316,500

Gazprom Via Gaz Capital SA sr. unsec. notes Ser. REGS,
7.288s, 2037 (Russia)	1,810,000	1,954,800

Gazprom Via Gaz Capital SA 144A company guaranty sr. unsec.
bond 8.146s, 2018 (Russia)	740,000	870,980

Gazprom OAO Via Gaz Capital SA 144A sr. sec. bond 9 1/4s, 2019
(Russia)	3,305,000	4,107,157

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. 6.51s, 2022
(Russia)	1,090,000	1,158,125

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. notes 7.288s,
2037 (Russia)	1,280,000	1,382,400

Gazprom OAO Via White Nights Finance BV notes 10 1/2s, 2014
(Netherlands)	8,525,000	10,243,470

CORPORATE BONDS AND NOTES (29.0%)* cont.	Principal amount		Value

Energy cont.
Goodrich Petroleum Corp. 144A sr. notes 8 7/8s, 2019		$4,480,000	$4,480,000

Helix Energy Solutions Group, Inc. 144A sr. unsec.
notes 9 1/2s, 2016		3,440,000	3,629,200

Hornbeck Offshore Services, Inc. sr. notes Ser. B, 6 1/8s, 2014		3,379,000	3,400,119

Inergy LP/Inergy Finance Corp. 144A sr. notes 6 7/8s, 2021		2,746,000	2,862,705

Infinis PLC sr. notes Ser. REGS, 9 1/8s, 2014
(United Kingdom)	GBP	773,000	1,315,907

James River Escrow, Inc. 144A sr. notes 7 7/8s, 2019		$965,000	998,775

Key Energy Services, Inc. company guaranty unsec.
unsub. notes 6 3/4s, 2021		1,310,000	1,332,925

Laredo Petroleum, Inc. 144A sr. notes 9 1/2s, 2019		1,641,000	1,708,691

Lukoil International Finance BV 144A company
guaranty sr. unsec. unsub. bonds 6.656s, 2022 (Russia)		2,380,000	2,493,050

Lukoil International Finance BV 144A company
guaranty sr. unsec. unsub. notes 7 1/4s, 2019 (Russia)		2,920,000	3,223,008

Massey Energy Co. company guaranty sr. unsec. notes
6 7/8s, 2013		4,646,000	4,738,920

MEG Energy Corp. 144A company guaranty sr. unsec.
notes 6 1/2s, 2021 (Canada)		1,905,000	1,935,956

Newfield Exploration Co. sr. unsec. sub. notes 6 7/8s, 2020		1,000,000	1,055,000

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014		2,650,000	2,709,625

OPTI Canada, Inc. company guaranty sr. sec. notes 8 1/4s,
2014 (Canada)		2,535,000	1,353,056

OPTI Canada, Inc. company guaranty sr. sec. notes 7 7/8s,
2014 (Canada)		2,030,000	1,073,363

OPTI Canada, Inc. 144A company guaranty sr. notes 9 3/4s,
2013 (Canada)		4,207,000	4,201,741

OPTI Canada, Inc. 144A sr. notes 9s, 2012 (Canada)		948,000	963,405

Peabody Energy Corp. company guaranty 7 3/8s, 2016		8,163,000	9,060,930

Peabody Energy Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2020		208,000	223,080

Pemex Project Funding Master Trust company
guaranty sr. unsec. unsub. bonds 6 5/8s, 2035 (Mexico)		1,140,000	1,143,549

Pemex Project Funding Master Trust company guaranty unsec.
unsub. notes 6 5/8s, 2038 (Mexico)		1,500,000	1,493,624

Petrobras International Finance Co. company
guaranty sr. unsec. notes 7 7/8s, 2019 (Brazil)		1,575,000	1,848,735

Petrobras International Finance Co. company
guaranty sr. unsec. notes 6 7/8s, 2040 (Brazil)		11,705,000	12,102,807

Petrobras International Finance Co. company
guaranty sr. unsec. notes 6 3/4s, 2041 (Brazil)		1,782,000	1,835,829

Petrobras International Finance Co. company
guaranty sr. unsec. notes 5 3/8s, 2021 (Brazil)		5,375,000	5,391,222

Petrohawk Energy Corp. company guaranty sr. unsec.
notes 10 1/2s, 2014		1,350,000	1,550,813

Petroleos de Venezuela SA company guaranty sr. unsec.
notes 5 1/4s, 2017 (Venezuela)		27,200,000	16,428,800

Petroleos de Venezuela SA company guaranty sr. unsec.
unsub. notes 5 1/2s, 2037 (Venezuela)		3,200,000	1,460,800

CORPORATE BONDS AND NOTES (29.0%)* cont.	Principal amount	Value

Energy cont.
Petroleos de Venezuela SA company guaranty sr. unsec.
unsub. notes 5 3/8s, 2027 (Venezuela)	$3,000,000	$1,417,500

Petroleos de Venezuela SA sr. unsec. bonds zero %, 2011
(Venezuela)	7,960,000	7,780,900

Petroleos de Venezuela SA sr. unsec. notes 5 1/8s, 2016
(Venezuela)	5,000,000	3,032,050

Petroleos de Venezuela SA sr. unsec. notes 4.9s, 2014
(Venezuela)	24,700,000	18,154,500

Petroleos de Venezuela SA sr. unsec. sub. bonds 5s, 2015
(Venezuela)	14,010,000	9,206,251

Petroleos de Venezuela SA 144A company
guaranty sr. notes 8 1/2s, 2017 (Venezuela) ∆	7,565,000	5,348,455

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 8s, 2013 (Venezuela)	6,425,000	5,959,188

Petroleos Mexicanos company guaranty sr. unsec.
unsub. notes 5 1/2s, 2021 (Mexico)	10,500,000	10,657,500

Petroleum Co. of Trinidad & Tobago Ltd. 144A sr. unsec.
notes 9 3/4s, 2019 (Trinidad)	1,165,000	1,412,563

Petroleum Co. of Trinidad & Tobago Ltd. 144A sr. unsec.
notes 6s, 2022 (Trinidad)	2,295,208	2,324,335

Petroleum Development Corp. company guaranty sr. unsec.
notes 12s, 2018	1,465,000	1,660,944

Plains Exploration & Production Co. company
guaranty 7 3/4s, 2015	2,900,000	3,026,875

Plains Exploration & Production Co. company guaranty 7s, 2017	580,000	598,850

Plains Exploration & Production Co. company
guaranty sr. unsec. notes 10s, 2016	1,180,000	1,330,450

Power Sector Assets & Liabilities Management Corp. 144A
govt. guaranty sr. unsec. notes 7.39s, 2024 (Philippines)	2,790,000	3,180,600

Power Sector Assets & Liabilities Management Corp. 144A
govt. guaranty sr. unsec. notes 7 1/4s, 2019 (Philippines)	2,100,000	2,394,000

Quicksilver Resources, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2015	500,000	523,750

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016	1,710,000	1,992,150

Range Resources Corp. company
guaranty sr. sub. notes 6 3/4s, 2020	1,640,000	1,746,600

Rosetta Resources, Inc. company guaranty sr. unsec.
notes 9 1/2s, 2018	3,321,000	3,686,310

Sabine Pass LNG LP sec. notes 7 1/2s, 2016	2,885,000	2,964,338

SandRidge Energy, Inc. 144A company guaranty sr. unsec.
notes 7 1/2s, 2021	565,000	586,188

SandRidge Energy, Inc. 144A company guaranty sr. unsec.
unsub. notes 8s, 2018	6,510,000	6,819,225

SM Energy Co. 144A sr. unsec. notes 6 5/8s, 2019	1,105,000	1,134,006

Williams Cos., Inc. (The) notes 7 3/4s, 2031	844,000	1,002,354

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	1,115,000	1,387,567

		301,849,764

CORPORATE BONDS AND NOTES (29.0%)* cont.	Principal amount		Value

Financials (5.5%)
ACE Cash Express, Inc. 144A sr. notes 11s, 2019		$2,380,000	$2,421,650

Ally Financial, Inc. company guaranty sr. unsec. notes 7s, 2012		212,000	218,625

Ally Financial, Inc. company guaranty sr. unsec.
notes 6 7/8s, 2012		1,379,000	1,447,950

Ally Financial, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2012		1,304,000	1,356,160

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 8.3s, 2015		4,595,000	5,037,269

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes FRN 2.511s, 2014		168,000	162,992

Ally Financial, Inc. unsec. sub. notes 8s, 2018		1,333,000	1,431,309

Ally Financial, Inc. 144A company guaranty notes 6 1/4s, 2017		1,815,000	1,849,031

Ally Financial, Inc. 144A company guaranty sr. unsec.
unsub. notes 7 1/2s, 2020		7,290,000	7,772,963

American International Group, Inc. jr. sub. bonds FRB
8.175s, 2058		2,043,000	2,198,779

Banco Do Brasil 144A sr. unsec. 9 3/4s, 2017 (Brazil)	BRL	1,745,000	1,069,830

Bosphorus Financial Services, Ltd. 144A sr. notes FRN
2.113s, 2012		$2,574,750	2,545,748

Capital One Capital IV company guaranty jr. unsec.
sub. notes FRN 6.745s, 2037		1,958,000	1,965,343

CB Richard Ellis Services, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2020		1,235,000	1,272,050

CB Richard Ellis Services, Inc. company guaranty sr. unsec.
sub. notes 11 5/8s, 2017		1,000,000	1,180,000

CIT Group, Inc. sr. bonds 7s, 2017 ∆		12,809,000	12,825,011

CIT Group, Inc. sr. bonds 7s, 2016		8,296,000	8,306,370

CIT Group, Inc. sr. bonds 7s, 2015		1,390,000	1,402,163

CIT Group, Inc. sr. bonds 7s, 2014		439,000	447,231

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018		2,885,000	2,927,176

CNO Financial Group, Inc. 144A company
guaranty sr. notes 9s, 2018		730,000	773,800

Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017		6,495,000	7,047,075

E*Trade Financial Corp. sr. unsec. unsub. notes 12 1/2s, 2017		3,000,000	3,577,500

HSBC Capital Funding LP/ Jersey Channel Islands company
guaranty sub. FRB 5.13s, 2049 (United Kingdom)	EUR	1,092,000	1,453,730

HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015		$375,000	388,125

HUB International Holdings, Inc. 144A sr. unsec.
unsub. notes 9s, 2014		270,000	282,150

Icahn Enterprises LP/Icahn Enterprises Finance Corp.
company guaranty sr. unsec. notes 8s, 2018		5,270,000	5,414,925

Industry & Construction Bank St. Petersburg OJSC Via Or-ICB
for Industry unsec. sub. notes FRN 5.01s, 2015
(Luxembourg)		1,750,000	1,731,625

JPMorgan Chase & Co. 144A sr. unsec. notes FRN zero %, 2017		2,500,000	2,519,903

JPMorgan Chase & Co. 144A sr. unsec. unsub. notes FRN
3.91s, 2011	RUB	102,000,000	3,586,229

CORPORATE BONDS AND NOTES (29.0%)* cont.	Principal amount		Value

Financials cont.
JPMorgan Chase & Co. 144A unsec. unsub. notes 8s, 2012	INR	76,000,000	$1,719,224

Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017		$3,482,000	3,656,100

Liberty Mutual Insurance Co. 144A notes 7.697s, 2097		4,365,000	4,014,137

MetLife Capital Trust X 144A jr. sub. FRB 9 1/4s, 2038		935,000	1,126,675

National Money Mart Co. company guaranty sr. unsec.
unsub. notes 10 3/8s, 2016 (Canada)		2,543,000	2,835,445

Nuveen Investments, Inc. company guaranty sr. unsec.
unsub. notes 10 1/2s, 2015		4,159,000	4,273,373

Offshore Group Investments, Ltd. company
guaranty sr. notes 11 1/2s, 2015 (Cayman Islands)		1,245,000	1,381,950

Omega Healthcare Investors, Inc. 144A sr. notes 6 3/4s, 2022 R		2,376,000	2,426,490

Russian Agricultural Bank OJSC Via RSHB Capital SA
sub. bonds FRB 6.97s, 2016 (Russia)		30,110,000	30,188,888

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A
notes 7 3/4s, 2018 (Russia)		1,890,000	2,114,343

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A
notes 7 1/8s, 2014 (Russia)		6,575,000	7,154,915

Sabra Health Care LP/Sabra Capital Corp. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2018 R		1,260,000	1,329,300

Shinhan Bank 144A sr. unsec. bond 6s, 2012 (South Korea)		1,398,000	1,470,047

SLM Corp. sr. notes Ser. MTN, 6 1/4s, 2016		2,190,000	2,291,639

Springleaf Finance Corp. sr. unsec. notes Ser. MTN, 6.9s, 2017		7,805,000	7,131,819

State Bank of India/London 144A sr. unsec. notes 4 1/2s,
2015 (India)		1,665,000	1,691,940

UBS AG/ Jersey Branch jr. unsec. sub. FRB 4.28s, 2015
(Cayman Islands)	EUR	1,771,000	2,266,561

Ukreximbank Via Biz Finance PLC sr. unsec.
unsub. bonds 8 3/8s, 2015 (United Kingdom)		$3,400,000	3,504,992

USI Holdings Corp. 144A company guaranty sr. unsec.
notes FRN 4.188s, 2014		245,000	238,263

Vnesheconombank Via VEB Finance, Ltd. 144A bank guaranteed
bonds 6.8s, 2025 (Russia)		12,300,000	12,472,200

VTB Bank OJSC Via VTB Capital SA sr. notes 6 1/4s, 2035
(Russia)		4,335,000	4,595,100

VTB Bank OJSC Via VTB Capital SA 144A bank
guaranty sr. unsec. notes 6.551s, 2020 (Russia)		5,000,000	5,068,500

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec.
notes 7 1/2s, 2011 (Russia)		2,616,000	2,691,079

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec.
notes 6 1/4s, 2035 (Russia)		50,831,000	53,880,860

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec.
unsub. notes 6.609s, 2012 (Russia)		12,594,000	13,370,042

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec.
unsub. notes 6.465s, 2015 (Russia)		3,000,000	3,213,600

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 7/8s,
2018 (Russia)		38,586,000	41,912,113

			302,632,307

CORPORATE BONDS AND NOTES (29.0%)* cont.	Principal amount		Value

Government (0.1%)
International Bank for Reconstruction & Development
sr. unsec. unsub. notes Ser. GDIF, 5 1/4s, 2014
(Supra-Nation)	RUB	123,450,000	$4,205,244

			4,205,244
Health care (1.4%)
Aviv Healthcare Properties LP 144A sr. notes 7 3/4s, 2019 ∆		$2,810,000	2,929,425

Bayer AG jr. unsec. sub. bonds FRB 5s, 2105 (Germany)	EUR	819,000	1,153,135

Biomet, Inc. company guaranty sr. unsec. notes 10s, 2017		$1,876,000	2,056,565

Capella Healthcare, Inc. 144A company
guaranty sr. notes 9 1/4s, 2017		1,610,000	1,714,650

CHS/Community Health Systems, Inc. company
guaranty sr. unsec. sub. notes 8 7/8s, 2015		4,043,000	4,265,365

ConvaTec Healthcare E SA 144A sr. notes 7 3/8s, 2017
(Luxembourg)	EUR	865,000	1,264,604

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s,
2018 (Luxembourg)		$5,050,000	5,302,500

DaVita, Inc. company guaranty sr. unsec. notes 6 5/8s, 2020		595,000	602,438

DaVita, Inc. company guaranty sr. unsec. notes 6 3/8s, 2018		1,770,000	1,787,700

Fresenius Medical Care US Finance, Inc. 144A company
guaranty sr. notes 5 3/4s, 2021		2,950,000	2,857,813

Fresenius US Finance II, Inc. 144A sr. unsec. notes 9s, 2015		2,160,000	2,475,900

Giant Funding Corp. 144A sr. notes 8 1/4s, 2018 (Spain)		2,056,000	2,109,970

HCA Holdings, Inc. 144A sr. unsec. notes 7 3/4s, 2021		4,481,000	4,671,443

HCA, Inc. company guaranty sr. notes 9 5/8s, 2016 ‡‡		7,361,000	7,931,478

HCA, Inc. sr. sec. notes 9 1/4s, 2016		5,814,000	6,257,318

HCA, Inc. sr. sec. notes 9 1/8s, 2014		2,248,000	2,357,590

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018		1,635,000	1,749,450

Select Medical Corp. company guaranty 7 5/8s, 2015		994,000	1,011,395

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017		1,505,000	1,557,675

Surgical Care Affiliates, Inc. 144A sr. unsec.
notes 8 7/8s, 2015 ‡‡		834,910	853,695

Talecris Biotherapeutics Holdings Corp. company
guaranty sr. unsec. notes 7 3/4s, 2016		1,754,000	1,925,015

Tenet Healthcare Corp. company guaranty sr. notes 10s, 2018		1,683,000	1,971,214

Tenet Healthcare Corp. sr. notes 9s, 2015		4,307,000	4,737,700

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019		2,627,000	2,994,780

Tenet Healthcare Corp. sr. unsec. notes 8s, 2020		1,945,000	2,027,663

Valeant Pharmaceuticals International 144A company
guaranty sr. notes 7s, 2020		350,000	339,500

Valeant Pharmaceuticals International 144A company
guaranty sr. unsec. notes 6 7/8s, 2018		900,000	882,000

Valeant Pharmaceuticals International 144A
sr. notes 6 3/4s, 2017		350,000	344,750

Vanguard Health Systems, Inc. 144A sr. notes zero %, 2016		6,990,000	4,438,650

Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 R		2,840,000	3,054,051

			77,625,432
Technology (1.2%)
Advanced Micro Devices, Inc. sr. unsec. notes 7 3/4s, 2020		660,000	678,150

Avaya, Inc. company guaranty sr. unsec. notes 9 3/4s, 2015		3,357,000	3,411,551

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019		2,500,000	2,437,500

CORPORATE BONDS AND NOTES (29.0%)* cont.	Principal amount		Value

Technology cont.
Buccaneer Merger Sub., Inc. 144A sr. notes 9 1/8s, 2019		$2,680,000	$2,840,800

Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015 ‡‡		470,000	491,150

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015		2,853,000	2,967,120

CommScope, Inc. 144A sr. notes 8 1/4s, 2019		1,795,000	1,875,775

Fidelity National Information Services, Inc. company
guaranty sr. unsec. notes 7 7/8s, 2020		859,000	938,458

Fidelity National Information Services, Inc. company
guaranty sr. unsec. notes 7 5/8s, 2017		2,376,000	2,574,990

First Data Corp. company guaranty sr. unsec. notes 10.55s, 2015 ‡‡ ∆		5,315,285	5,507,964

First Data Corp. company guaranty sr. unsec. sub. notes
11 1/4s, 2016		727,000	724,274

First Data Corp. 144A company guaranty sr. notes 8 7/8s, 2020		820,000	899,950

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019 ∆		680,000	694,450

First Data Corp. 144A sr. bonds 12 5/8s, 2021		6,080,000	6,596,800

Freescale Semiconductor, Inc. company guaranty sr. unsec.
sub. notes 10 1/8s, 2016		10,000	10,625

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 10 1/8s, 2018		6,198,000	6,926,265

Freescale Semiconductor, Inc. 144A company
guaranty sr. unsec. notes 10 3/4s, 2020		3,323,000	3,730,068

Iron Mountain, Inc. company guaranty sr. unsec.
sub. notes 8s, 2020		2,300,000	2,438,000

Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021		4,150,000	4,492,375

NXP BV/NXP Funding, LLC sec. notes Ser. EXCH, 7 7/8s, 2014
(Netherlands)		1,695,000	1,760,681

NXP BV/NXP Funding, LLC 144A company
guaranty sr. notes 9 3/4s, 2018 (Netherlands)		4,543,000	5,088,160

Seagate HDD Cayman 144A company guaranty sr. unsec.
notes 7 3/4s, 2018 (Cayman Islands)		2,399,000	2,482,965

STATS ChipPAC, Ltd. 144A company guaranty sr. unsec.
notes 7 1/2s, 2015 (Singapore)		315,000	343,350

SunGard Data Systems, Inc. company guaranty 10 1/4s, 2015		5,159,000	5,416,950

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020		2,062,000	2,118,705

Unisys Corp. 144A company guaranty sr. sub. notes 14 1/4s, 2015		1,523,000	1,850,445

			69,297,521
Transportation (0.2%)
AMGH Merger Sub., Inc. 144A company
guaranty sr. notes 9 1/4s, 2018 ∆		3,325,000	3,566,063

RailAmerica, Inc. company guaranty sr. notes 9 1/4s, 2017		1,912,000	2,115,150

Swift Services Holdings, Inc. 144A company
guaranty sr. notes 10s, 2018		2,715,000	2,945,775

			8,626,988
Utilities and power (1.6%)
AES Corp. (The) sr. unsec. unsub. notes 8s, 2017		6,690,000	7,191,750

Aguila 3 SA company guaranty sr. notes Ser. REGS, 7 7/8s,
2018 (Luxembourg)	CHF	4,678,000	5,230,110

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020		$1,995,000	2,114,700

Calpine Corp. 144A sr. notes 7 1/4s, 2017		4,592,000	4,775,680

Cenrais Electricas Brasileiras SA 144A sr. unsec.
unsub. notes 6 7/8s, 2019 (Brazil)		500,000	560,000

CORPORATE BONDS AND NOTES (29.0%)* cont.	Principal amount		Value

Utilities and power cont.
Colorado Interstate Gas Co. debs. 6.85s, 2037 (Canada)		$2,495,000	$2,697,285

Dynegy Holdings, Inc. sr. unsec. notes 7 3/4s, 2019		6,270,000	4,867,088

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016		654,000	555,900

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013		305,000	303,475

Edison Mission Energy sr. unsec. notes 7.2s, 2019		605,000	471,900

Edison Mission Energy sr. unsec. notes 7s, 2017		90,000	72,225

El Paso Corp. sr. unsec. notes 7s, 2017		4,910,000	5,495,277

El Paso Natural Gas Co. debs. 8 5/8s, 2022		2,976,000	3,750,959

Energy Future Holdings Corp. company guaranty sr. notes
10s, 2020		8,180,000	8,668,142

Energy Future Intermediate Holdings Co., LLC sr. notes 10s, 2020		3,920,000	4,153,926

Energy Transfer Equity LP company guaranty sr. unsec.
notes 7 1/2s, 2020		1,927,000	2,095,613

GenOn Americas Generation, LLC sr. unsec. notes 8.3s, 2011		530,000	531,325

GenOn Energy, Inc. sr. unsec. unsub. notes 7 5/8s, 2014		1,500,000	1,552,500

GenOn Energy, Inc. 144A sr. notes 9 7/8s, 2020		3,475,000	3,631,375

GenOn Energy, Inc. 144A sr. unsec. notes 9 1/2s, 2018		530,000	551,200

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016		490,000	530,425

Majapahit Holding BV 144A company guaranty sr. unsec.
notes 8s, 2019 (Indonesia)		2,575,000	2,922,625

Majapahit Holding BV 144A company guaranty sr. unsec.
notes 7 3/4s, 2020 (Indonesia)		7,660,000	8,626,309

NRG Energy, Inc. company guaranty 7 3/8s, 2017		4,975,000	5,180,219

NRG Energy, Inc. sr. notes 7 3/8s, 2016		6,949,000	7,192,215

NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020		1,370,000	1,394,233

NV Energy, Inc. sr. unsec. unsub. notes 6 3/4s, 2017		955,000	979,503

Tennessee Gas Pipeline Co. sr. unsec. unsub. debs. 7s, 2028		520,000	577,828

Vattenfall Treasury AB company guaranty jr. unsec.
sub. bond FRB 5 1/4s, 2049 (Sweden)	EUR	819,000	1,165,091

			87,838,878

Total corporate bonds and notes (cost $1,543,899,024)			$1,608,933,330

MORTGAGE-BACKED SECURITIES (19.6%)*	Principal amount		Value

Adjustable Rate Mortgage Trust
FRB Ser. 07-1, Class 2A1, 5.646s, 2037		$6,294,323	$3,817,901
FRB Ser. 07-1, Class 5A31, 0.39s, 2037		14,525,425	8,025,297

Banc of America Commercial Mortgage, Inc. Ser. 07-2,
Class A2, 5.634s, 2049		1,832,588	1,848,377

Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-1, Class J, 6 1/8s, 2036		1,170,000	959,400
Ser. 01-1, Class K, 6 1/8s, 2036		2,633,000	1,965,488
Ser. 07-5, Class XW, IO, 0.427s, 2051		228,668,861	3,975,843

Banc of America Funding Corp.
FRB Ser. 06-D, Class 6A1, 5.429s, 2036		11,426,798	7,484,553
FRB Ser. 07-6, Class A1, 0.54s, 2037		10,501,056	8,067,226
FRB Ser. 07-B, Class A1, 0.464s, 2047		24,294,012	16,034,048

Barclays Capital, LLC Trust FRB Ser. 07-AA1, Class 2A1,
0.43s, 2037		39,296,113	25,542,473

MORTGAGE-BACKED SECURITIES (19.6%)* cont.	Principal amount		Value

Bear Stearns Adjustable Rate Mortgage Trust FRB Ser. 07-1,
Class 2A1, 5.237s, 2047		$15,691,753	$10,356,557

Bear Stearns Alt-A Trust
FRB Ser. 06-5, Class 2A2, 5.999s, 2036		20,245,143	13,969,149
FRB Ser. 06-5, Class 2A1, 5.637s, 2036		7,055,381	4,797,659
FRB Ser. 06-1, Class 23A1, 5 1/2s, 2036		3,750,824	2,963,151
Ser. 06-4, Class 22A1, 5.217s, 2036		9,097,071	4,684,992
FRB Ser. 07-1, Class 21A1, 5.202s, 2047		7,633,017	4,608,205
FRB Ser. 05-10, Class 25A1, 2.671s, 2036		9,646,366	6,270,138
FRB Ser. 05-9, Class 11A1, 0.51s, 2035		7,877,676	4,450,887

Bear Stearns Alt-A Trust II FRB Ser. 07-1, Class 1A1,
5.447s, 2047		48,694,420	30,251,408

Bear Stearns Asset Backed Securities Trust
FRB Ser. 07-AC4, Class A1, 0.55s, 2037		32,248,089	16,124,045
FRB Ser. 06-IM1, Class A1, 0.48s, 2036		7,636,902	4,080,779

Bear Stearns Commercial Mortgage Securities, Inc. 144A
Ser. 07-PW18, Class X1, IO, 0.121s, 2050		266,714,888	1,650,832

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 05-10, Class 1A5A, 5.581s, 2035		3,868,071	2,668,969
FRB Ser. 06-AR5, Class 2A5A, 5.473s, 2036		5,548,346	3,228,538
FRB Ser. 07-AR5, Class 1A1A, 5.411s, 2037		8,824,445	5,496,773
FRB Ser. 07-6, Class 1A3A, 5.284s, 2046		15,615,902	8,120,269
FRB Ser. 05-10, Class 1A4A, 2.4s, 2035		6,331,822	4,068,196

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD5, Class XS, IO, 1/8s, 2044		158,453,751	1,027,260

Cornerstone Titan PLC 144A
FRB Ser. 05-CT1A, Class D, 1.823s, 2014 (United Kingdom)	GBP	2,491,896	2,802,436
FRB Ser. 05-CT2A, Class E, 1.789s, 2014 (United Kingdom)	GBP	1,094,530	1,318,854

Countrywide Alternative Loan Trust
Ser. 07-16CB, Class 3A1, 6 3/4s, 2037		$8,522,052	5,306,682
Ser. 07-16CB, Class 4A7, 6s, 2037		4,780,884	3,681,281
Ser. 06-45T1, Class 2A2, 6s, 2037		6,559,166	4,644,545
Ser. 06-45T1, Class 2A5, 6s, 2037		8,023,338	5,776,803
Ser. 06-J8, Class A4, 6s, 2037		6,059,391	3,696,229
Ser. 06-40T1, Class 1A11, 6s, 2037		6,091,860	4,419,699
Ser. 06-41CB, Class 1A7, 6s, 2037		8,859,164	6,600,077
Ser. 07-HY5R, Class 2A1A, 5.544s, 2047		5,214,944	4,993,309
Ser. 07-8CB, Class A1, 5 1/2s, 2037		7,063,801	5,439,127
FRB Ser. 05-4, Class 2A7, 3/4s, 2035		14,808,677	10,842,728
FRB Ser. 06-24CB, Class A13, 0.6s, 2036		10,200,240	6,352,837
FRB Ser. 06-OC10, Class 2A2A, 0.43s, 2036		10,821,121	5,789,300

Countrywide Home Loans
FRB Ser. 06-HYB3, Class 2A1A, 4.696s, 2036 ∆		11,077,726	7,958,338
FRB Ser. 04-HYB6, Class A2, 3.079s, 2034		5,712,258	4,741,174
FRB Ser. 05-HYB4, Class 2A1, 2.87s, 2035		3,669,872	2,715,705
FRB Ser. 06-HYB2, Class 2A1B, 2.741s, 2036		13,749,217	9,211,975

Countrywide Home Loans 144A
Ser. 05-R3, Class AS, IO, 5.532s, 2035		324,210	39,851
FRB Ser. 05-R3, Class AF, 0.65s, 2035		318,702	274,083

MORTGAGE-BACKED SECURITIES (19.6%)* cont.	Principal amount		Value

Credit Suisse Mortgage Capital Certificates
Ser. 07-1, Class 1A4, 6.131s, 2037		$8,417,206	$5,260,754
Ser. 07-C5, Class A3, 5.694s, 2040		15,375,000	15,853,590
Ser. 07-C1, Class AAB, 5.336s, 2040		5,087,000	5,335,246

CS First Boston Mortgage Securities Corp. 144A Ser. 02-CP5,
Class M, 5 1/4s, 2035		2,599,000	682,533

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust FRB
Ser. 06-AR1, Class 1A3, 0.58s, 2036		48,850,000	23,203,750

Deutsche Alternative Securities, Inc.
FRB Ser. 06-AR6, Class A6, 0.44s, 2037		27,719,223	16,631,534
FRB Ser. 06-AR4, Class A2, 0.44s, 2036		8,698,262	4,131,674
FRB Ser. 06-AR3, Class A1, 0.44s, 2036		10,020,225	5,147,890

DLJ Commercial Mortgage Corp. Ser. 98-CF2, Class B4,
6.04s, 2031		2,235,111	2,234,887

European Prime Real Estate PLC 144A FRB Ser. 1-A, Class D,
1 5/8s, 2014 (United Kingdom)	GBP	1,626,522	365,844

Federal Home Loan Mortgage Corp.
IFB Ser. 3182, Class SP, 27.58s, 2032		$1,272,611	1,973,642
IFB Ser. 3211, Class SI, IO, 26.593s, 2036		1,762,243	1,075,726
IFB Ser. 3408, Class EK, 24.767s, 2037		1,130,550	1,598,951
IFB Ser. 2979, Class AS, 23.338s, 2034		699,179	915,786
IFB Ser. 3105, Class SI, IO, 18.961s, 2036		4,195,815	2,008,872
IFB Ser. 3184, Class SP, IO, 7.095s, 2033		5,651,785	643,772
IFB Ser. 3727, Class PS, IO, 6.445s, 2038		40,604,807	6,550,449
IFB Ser. 3287, Class SE, IO, 6.445s, 2037		17,348,569	2,706,724
IFB Ser. 3398, Class SI, IO, 6.395s, 2036		9,417,826	1,174,497
IFB Ser. 3677, Class KS, IO, 6.295s, 2040		53,250,626	7,564,209
IFB Ser. 3485, Class SI, IO, 6.295s, 2036		9,206,395	1,368,991
IFB Ser. 3346, Class SC, IO, 6.295s, 2033		262,092,522	38,158,050
IFB Ser. 3346, Class SB, IO, 6.295s, 2033		79,533,573	11,493,397
IFB Ser. 3242, Class SC, IO, 6.035s, 2036		8,744,969	1,180,571
IFB Ser. 3225, Class EY, IO, 6.035s, 2036		22,137,299	2,892,238
IFB Ser. 3751, Class SB, IO, 5.785s, 2039		103,076,061	14,430,648
IFB Ser. 3725, Class CS, IO, 5.745s, 2040		92,679,009	12,372,648
Ser. 3672, Class PI, IO, 5 1/2s, 2039		23,190,772	4,638,386
Ser. 3645, Class ID, IO, 5s, 2040		12,700,160	2,176,807
Ser. 3687, Class CI, IO, 5s, 2038		33,643,256	6,118,699
Ser. 3653, Class KI, IO, 5s, 2038		47,536,109	8,247,040
Ser. 3632, Class CI, IO, 5s, 2038		15,076,872	2,693,785
Ser. 3626, Class DI, IO, 5s, 2037		10,694,197	1,351,853
Ser. 3623, Class CI, IO, 5s, 2036		9,587,520	1,390,190
Ser. 3747, Class HI, IO, 4 1/2s, 2037		11,256,424	1,792,408
Ser. 3738, Class MI, IO, 4s, 2034		99,628,042	13,226,783
Ser. 3736, Class QI, IO, 4s, 2034		95,384,572	12,399,994
Ser. 3740, Class KI, IO, 4s, 2033		53,381,698	6,859,548
Ser. 3707, Class HI, IO, 4s, 2023		23,252,258	2,611,926
Ser. 3707, Class KI, IO, 4s, 2023		24,939,685	2,479,005
Ser. T-56, Class A, IO, 0.524s, 2043		351,213	6,585
Ser. T-57, Class 1AX, IO, 0.425s, 2043		10,357,871	134,427
Ser. T-56, Class 3, IO, 0.008s, 2043		11,651,908	7,282
Ser. T-56, Class 1, IO, zero %, 2043		422,850	330

MORTGAGE-BACKED SECURITIES (19.6%)* cont.	Principal amount	Value

Federal Home Loan Mortgage Corp.
Ser. T-56, Class 2, IO, zero %, 2043	$380,791	$35
Ser. 3369, PO, zero %, 2037	11,954	10,894
Ser. 3314, PO, zero %, 2036	596,184	506,691
Ser. 3124, Class DO, PO, zero %, 2036	76,450	57,206
Ser. 2947, Class AO, PO, zero %, 2035	21,136	16,983
Ser. 2692, Class TO, PO, zero %, 2033	27,634	22,280
Ser. 1208, Class F, PO, zero %, 2022	184,535	164,237
FRB Ser. 3251, Class TC, zero %, 2036	292,084	287,779
FRB Ser. 3072, Class TJ, zero %, 2035	67,114	62,006
FRB Ser. 3052, Class TJ, zero %, 2035	14,150	13,706
FRB Ser. 3326, Class WF, zero %, 2035	519,766	486,225
FRB Ser. 3030, Class EF, zero %, 2035	110,962	97,435
FRB Ser. 3033, Class YF, zero %, 2035	37,023	36,759
FRB Ser. 3412, Class UF, zero %, 2035	53,443	47,994
FRB Ser. 3007, Class LU, zero %, 2035	21,256	17,647

Federal National Mortgage Association
IFB Ser. 06-8, Class HP, 23.652s, 2036	2,209,830	3,053,764
IFB Ser. 05-45, Class DA, 23.505s, 2035	4,581,422	6,565,592
IFB Ser. 05-83, Class QP, 16.745s, 2034	730,430	901,599
Ser. 98-T2, Class A4, IO, 6 1/2s, 2036	75,301	13,554
Ser. 399, Class 2, IO, 5 1/2s, 2039	581,202	114,311
Ser. 10-21, Class IP, IO, 5s, 2039	23,485,364	4,344,792
Ser. 09-31, Class PI, IO, 5s, 2038	135,417,148	23,802,306
Ser. 378, Class 19, IO, 5s, 2035	17,627,445	3,403,895
Ser. 10-110, Class BI, IO, 5s, 2025	93,865,944	12,021,411
Ser. 404, Class 2, IO, 4 1/2s, 2040	873,024	216,005
Ser. 366, Class 22, IO, 4 1/2s, 2035	13,768,268	1,491,654
Ser. 407, Class 2, IO, 4s, 2041 ∆	14,111,589	3,369,142
Ser. 406, Class 2, IO, 4s, 2041	79,045,341	18,401,755
Ser. 406, Class 1, IO, 4s, 2041	49,249,620	11,667,235
Ser. 405, Class 2, IO, 4s, 2040	946,292	241,304
Ser. 03-W10, Class 1, IO, 1.554s, 2043	12,181,468	571,006
Ser. 06-26, Class NB, 1s, 2036	9,268	9,296
Ser. 00-T6, IO, 0.77s, 2030	11,966,959	249,212
Ser. 01-T1, Class 1, IO, 0.764s, 2040	713,062	16,640
Ser. 01-50, Class B1, IO, 0.418s, 2041	716,947	9,410
Ser. 02-W8, Class 1, IO, 0.34s, 2042	17,247,385	194,033
Ser. 99-51, Class N, PO, zero %, 2029	220,661	198,955
IFB Ser. 06-48, Class FG, zero %, 2036	132,644	131,222

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO,
1.114s, 2020	16,993,082	506,054

First Union Commercial Mortgage Trust 144A Ser. 99-C1,
Class G, 5.35s, 2035	3,121,100	2,132,419

GMAC Commercial Mortgage Securities, Inc. 144A Ser. 99-C3,
Class G, 6.974s, 2036	915,838	842,571

Government National Mortgage Association
Ser. 06-36, Class OD, PO, zero %, 2036	95,985	89,772
Ser. 06-64, PO, zero %, 2034	190,384	166,086
Ser. 99-31, Class MP, PO, zero %, 2029	17,656	15,979
FRB Ser. 07-73, Class KI, IO, zero %, 2037	786,105	13,634
FRB Ser. 07-73, Class KM, zero %, 2037	78,735	68,162

MORTGAGE-BACKED SECURITIES (19.6%)* cont.	Principal amount	Value

GS Mortgage Securities Corp. II 144A Ser. 05-GG4, Class XC,
IO, 0.285s, 2039	$458,048,748	$8,915,890

GSC Capital Corp. Mortgage Trust FRB Ser. 06-2, Class A1,
0.43s, 2036	3,572,811	1,836,611

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP1, Class 1AS, IO, 5.949s, 2035	351,075	49,736
FRB Ser. 05-RP1, Class 1AF, 0.6s, 2035	351,075	294,903

Harborview Mortgage Loan Trust FRB Ser. 05-14, Class 5A1A,
5.6s, 2035	18,433,859	11,982,008

HSI Asset Loan Obligation FRB Ser. 07-AR1, Class 2A1,
5.835s, 2037 ∆	21,042,545	14,308,931

IMPAC Secured Assets Corp. FRB Ser. 07-2, Class 1A1A,
0.36s, 2037 F	5,720,732	3,089,195

IndyMac Indx Mortgage Loan Trust
FRB Ser. 07-AR15, Class 1A1, 5.473s, 2037	16,568,437	11,238,371
FRB Ser. 06-AR25, Class 5A1, 5.434s, 2036	19,662,495	11,776,228
FRB Ser. 06-AR25, Class 3A1, 5.399s, 2036 F	7,566,591	4,161,625
FRB Ser. 07-AR9, Class 2A1, 5.384s, 2037	5,752,216	3,809,002
FRB Ser. 07-AR13, Class 4A1, 5.124s, 2037	7,090,711	3,585,241
FRB Ser. 06-AR3, Class 3A1B, 5.088s, 2036	6,235,254	3,865,858
FRB Ser. 07-AR5, Class 2A1, 5.034s, 2037	12,376,488	7,364,010
FRB Ser. 07-AR7, Class 2A1, 4.808s, 2037	11,108,755	6,332,213
FRB Ser. 07-AR11, Class 1A1, 4.742s, 2037	3,955,841	2,314,167
FRB Ser. 06-AR3, Class 2A1A, 3.012s, 2036	25,076,442	13,737,878
FRB Ser. 05-AR31, Class 3A1, 2.69s, 2036	9,475,561	6,396,004
FRB Ser. 06-AR27, Class 2A2, 0.45s, 2036	8,646,540	6,052,578
FRB Ser. 06-AR39, Class A1, 0.43s, 2037	51,919,325	32,838,973
FRB Ser. 06-AR35, Class 2A1A, 0.42s, 2037	19,203,395	10,501,070
FRB Ser. 06-AR15, Class A1, 0.37s, 2036	23,902,511	12,705,619

JPMorgan Alternative Loan Trust
FRB Ser. 06-A7, Class 1A1, 0.41s, 2036	15,533,497	8,854,093
FRB Ser. 06-A6, Class 1A1, 0.41s, 2036	4,411,819	2,657,594

JPMorgan Chase Commercial Mortgage
Securities Corp. 144A
Ser. 07-CB20, Class X1, IO, 0.148s, 2051	286,706,029	2,773,766
Ser. 05-LDP5, Class X1, IO, 0.078s, 2044	1,960,306,005	6,823,629

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	1,960,723	1,922,833
Ser. 98-C4, Class J, 5.6s, 2035	3,535,000	3,578,481

Lehman XS Trust FRB Ser. 07-8H, Class A1, 0.38s, 2037 F	12,114,231	6,057,116

Luminent Mortgage Trust FRB Ser. 06-7, Class 1A1, 0.43s,
2036	14,903,342	9,538,139

Merrill Lynch Alternative Note Asset FRB Ser. 07-AF1,
Class AV1, 5.036s, 2037	7,929,831	4,282,108

Merrill Lynch Mortgage Investors Trust
FRB Ser. 06-A4, Class 3A1, 4.141s, 2036	17,989,032	11,285,329
FRB Ser. 06-A1, Class 1A1, 2.854s, 2036	18,030,190	11,568,170

Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2,
Class JS, IO, 2.287s, 2028	5,211,516	172,866

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 5.828s, 2050	1,006,000	1,050,420
FRB Ser. 07-C1, Class A2, 5.724s, 2050	6,683,583	6,855,707

MORTGAGE-BACKED SECURITIES (19.6%)* cont.	Principal amount		Value

Merrill Lynch/Countrywide Commercial Mortgage Trust
Ser. 07-7, Class ASB, 5.745s, 2050		$4,138,000	$4,316,011
FRB Ser. 06-4, Class A2FL, 0.376s, 2049		6,570,542	6,340,573

Merrill Lynch/Countrywide Commercial Mortgage Trust 144A
Ser. 06-4, Class XC, IO, 0.222s, 2049		207,564,670	2,516,514

Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 7.667s, 2037		6,300,305	370,458
Ser. 07-C5, Class X, IO, 3.985s, 2049		10,168,835	714,869

Morgan Stanley Capital I Ser. 07-IQ14, Class A2, 5.61s, 2049		123,738	124,647

Morgan Stanley Capital I 144A FRB Ser. 04-RR, Class F7, 6s, 2039		13,869,752	11,199,825

Morgan Stanley Mortgage Loan Trust
FRB Ser. 06-3AR, Class 3A1, 5.503s, 2036		9,999,285	7,099,493
FRB Ser. 07-11AR, Class 2A1, 5.068s, 2037		15,726,423	7,934,137
Ser. 05-5AR, Class 2A1, 2.987s, 2035		5,118,042	3,377,908
Ser. 06-6AR, Class 2A, 2.674s, 2036		7,237,407	4,414,818

Mortgage Capital Funding, Inc. Ser. 97-MC2, Class X, IO,
1.233s, 2012		10,424	103

PNC Mortgage Acceptance Corp. 144A Ser. 00-C1, Class J,
6 5/8s, 2033		880,000	35,200

Residential Accredit Loans, Inc.
FRB Ser. 07-QA4, Class A1B, 0.46s, 2037		11,362,425	5,283,527
FRB Ser. 06-QA4, Class A, 0.43s, 2036		9,631,813	4,430,634

Residential Asset Securitization Trust
Ser. 07-A5, Class 2A3, 6s, 2037		9,533,685	7,197,932
Ser. 06-A5CB, Class A6, 6s, 2036		9,333,980	5,553,718
FRB Ser. 05-A13, Class 1A1, 0.95s, 2035		6,240,938	4,321,849
FRB Ser. 05-A2, Class A1, 3/4s, 2035		5,852,646	4,738,876

STRIPS 144A Ser. 03-1A, Class N, 5s, 2018		1,590,000	1,113,000

Structured Adjustable Rate Mortgage Loan Trust
FRB Ser. 07-10, Class 1A1, 6s, 2037		11,931,203	6,144,570
FRB Ser. 06-9, Class 1A1, 5.224s, 2036		3,400,230	2,054,799
FRB Ser. 05-18, Class 6A1, 2.697s, 2035		9,220,657	7,376,526
FRB Ser. 07-4, Class 1A1, 0.49s, 2037		13,750,130	7,081,317

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 5.99s, 2045		138,537,876	19,135,544
Ser. 07-4, Class 1A4, IO, 1s, 2045		74,020,442	2,044,479

Structured Asset Securities Corp. 144A
Ser. 05-RF1, Class A, IO, 5.508s, 2035		19,637,596	2,085,997
Ser. 05-RF3, Class 1A, IO, 5.315s, 2035		17,572,764	2,280,817
FRB Ser. 05-RF3, Class 1A, 0.6s, 2035		17,572,764	14,146,075
FRB Ser. 05-RF1, Class A, 0.6s, 2035		19,637,596	15,857,359

Ursus PLC 144A
FRB Ser. 1-A, Class D, 6.938s, 2012 (Ireland)	GBP	1,294,295	103,971
Ser. 1-A, Class X1, IO, 4.925s, 2012 (Ireland)	GBP	5,000	35

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 07-C32, Class A2, 5.735s, 2049		$13,866,683	14,411,498
Ser. 07-C34, IO, 0.378s, 2046		78,804,267	1,187,580

Wachovia Bank Commercial Mortgage Trust 144A FRB
Ser. 05-WL5A, Class L, 3.555s, 2018		3,292,000	1,975,200

Total mortgage-backed securities (cost $1,034,223,069)			$1,084,432,235

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (16.3%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (—%)
Government National Mortgage Association Pass-Through
Certificates 6 1/2s, November 20, 2038	$1,622,891	$1,814,532

		1,814,532
U.S. Government Agency Mortgage Obligations (16.3%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
3 1/2s, with due dates from December 1, 2040 to February 1,
2041 ∆	111,502,737	104,921,466
3 1/2s, TBA, April 1, 2041	9,000,000	8,457,890

Federal National Mortgage Association
Pass-Through Certificates
4 1/2s, TBA, April 1, 2041	127,000,000	129,252,269
4s, TBA, April 1, 2041	294,000,000	289,222,500
3 1/2s, with due dates from December 1, 2040 to March 1,
2041 ∆	149,350,028	140,826,577
3 1/2s, TBA, April 1, 2041	243,000,000	228,837,668

		901,518,370

Total U.S. government and agency mortgage obligations (cost $902,158,897)		$903,332,902

U.S. TREASURY OBLIGATIONS (0.6%)*	Principal amount	Value

U.S. Treasury Inflation Protected Securities 1 1/4s,
July 15, 2020 [i]	$31,466,813	$32,598,202

Total U.S. treasury obligations (cost $32,598,202)		$32,598,202

ASSET-BACKED SECURITIES (9.9%)*	Principal amount	Value

Accredited Mortgage Loan Trust FRB Ser. 07-1, Class A3,
0.38s, 2037	$24,078,000	$16,613,820

Ace Securities Corp.
FRB Ser. 06-OP2, Class A2C, 0.4s, 2036	478,000	298,252
FRB Ser. 06-HE3, Class A2C, 0.4s, 2036	429,000	204,605

Aegis Asset Backed Securities Trust FRB Ser. 04-2,
Class M1, 0.85s, 2034	5,998,000	4,500,587

Asset Backed Securities Corp. Home Equity Loan Trust FRB
Ser. 06-HE4, Class A5, 0.41s, 2036	306,893	218,552

Bear Stearns Asset Backed Securities, Inc. FRB Ser. 04-FR3,
Class M6, 5 1/8s, 2034	285,150	63,129

Bombardier Capital Mortgage Securitization Corp. Ser. 00-A,
Class A4, 8.29s, 2030	8,829,659	6,269,058

Citigroup Mortgage Loan Trust, Inc. FRB Ser. 07-OPX1,
Class A1A, 0.32s, 2037	3,760,442	1,729,804

Conseco Finance Securitizations Corp.
Ser. 00-4, Class A6, 8.31s, 2032	7,342,010	5,582,226
Ser. 00-5, Class A7, 8.2s, 2032	445,024	371,595
Ser. 00-1, Class A5, 8.06s, 2031	2,830,866	2,208,076
Ser. 00-4, Class A5, 7.97s, 2032	1,169,399	964,754
Ser. 00-6, Class A5, 7.27s, 2031	5,311,050	5,523,492
Ser. 01-3, Class A4, 6.91s, 2033	47,957,691	49,875,999
FRB Ser. 01-4, Class M1, 2.011s, 2033	2,391,000	1,263,419

ASSET-BACKED SECURITIES (9.9%)* cont.	Principal amount		Value

Countrywide Asset Backed Certificates
FRB Ser. 07-12, Class 2A2, 3/4s, 2047 F		$7,545,000	$5,809,650
FRB Ser. 06-BC1, Class 2A3, 0.54s, 2036		9,191,000	6,709,430
FRB Ser. 07-3, Class 2A2, 0.42s, 2047		12,945,000	9,640,077
FRB Ser. 07-6, Class 2A2, 0.42s, 2037		7,600,000	5,905,960
FRB Ser. 06-8, Class 2A3, 0.41s, 2046		8,980,000	5,477,800
FRB Ser. 06-24, Class 2A3, 0.4s, 2047		15,275,000	7,713,875
FRB Ser. 06-25, Class 2A2, 0.37s, 2047		11,179,000	10,172,890
FRB Ser. 07-1, Class 2A2, 0.35s, 2037		27,658,502	22,403,387

Credit-Based Asset Servicing and Securitization
FRB Ser. 07-CB1, Class AF4, 5.851s, 2037		8,736,080	4,542,762
FRB Ser. 07-CB3, Class A4, 5.419s, 2037		10,434,000	5,634,360
FRB Ser. 06-CB9, Class A2, 0.36s, 2036		19,187,000	8,730,085
FRB Ser. 07-CB1, Class AF1A, 0.32s, 2037		3,651,920	1,179,533

Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038		3,636,760	72,735

First Franklin Mortgage Loan Asset Backed Certificates
FRB Ser. 07-FF1, Class A2D, 0.47s, 2038		10,316,000	4,925,550
FRB Ser. 06-FF18, Class A2C, 0.41s, 2037		20,688,000	9,619,920
FRB Ser. 06-FF11, Class 2A3, 0.4s, 2036		15,794,000	9,338,203
FRB Ser. 06-FF7, Class 2A3, 0.4s, 2036		4,228,511	2,850,138
FRB Ser. 07-FF1, Class A2C, 0.39s, 2038		15,718,000	7,185,657

Fremont Home Loan Trust FRB Ser. 06-2, Class 2A3, 0.42s, 2036		1,320,000	836,770

G-Star, Ltd. 144A FRB Ser. 02-2A, Class BFL, 2 1/4s, 2037		614,000	104,380

Granite Mortgages PLC
FRB Ser. 03-2, Class 2C1, 3.562s, 2043 F	EUR	10,080,000	7,570,729
FRB Ser. 03-2, Class 3C, 3.326s, 2043 F	GBP	4,838,514	3,634,037

Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020		$6,412,289	4,488,603
Ser. 94-4, Class B2, 8.6s, 2019		2,435,352	1,255,403
Ser. 93-1, Class B, 8.45s, 2018		991,071	788,681
Ser. 99-5, Class A5, 7.86s, 2029		11,567,152	10,583,944
Ser. 96-8, Class M1, 7.85s, 2027		2,979,000	2,866,318
Ser. 99-5, Class A6, 7 1/2s, 2030		8,112,977	7,382,809
Ser. 95-8, Class B1, 7.3s, 2026		2,796,090	2,718,614
Ser. 95-4, Class B1, 7.3s, 2025		2,737,142	2,577,287
Ser. 95-F, Class B2, 7.1s, 2021		116,069	114,149
Ser. 99-3, Class A7, 6.74s, 2031		5,728,208	5,728,208
Ser. 99-3, Class A9, 6.53s, 2031		5,848,460	5,526,795

Green Tree Home Improvement Loan Trust Ser. 95-D, Class B2,
7.45s, 2025		105,356	90,684

Greenpoint Manufactured Housing Ser. 00-3, Class IA, 8.45s, 2031		13,794,473	14,208,307

GSAA Home Equity Trust
FRB Ser. 05-15, Class 2A2, 1/2s, 2036		10,508,000	7,492,309
FRB Ser. 05-11, Class 3A4, 1/2s, 2035		18,106,070	15,390,160
FRB Ser. 06-19, Class A3A, 0.49s, 2036		6,137,217	3,160,667
FRB Ser. 06-11, Class 2A2, 0.41s, 2036		37,301,667	19,583,375
FRB Ser. 07-4, Class A1, 0.35s, 2037		22,061,857	11,135,612
FRB Ser. 06-19, Class A1, 0.34s, 2036		13,542,653	6,893,617
FRB Ser. 06-17, Class A1, 0.31s, 2036		38,425,673	18,828,580
FRB Ser. 06-12, Class A1, 0.3s, 2036		34,944,584	18,258,545

ASSET-BACKED SECURITIES (9.9%)* cont.	Principal amount	Value

GSAMP Trust
FRB Ser. 07-FM1, Class A2D, 1/2s, 2036	$24,247,000	$9,904,900
FRB Ser. 07-FM1, Class A2C, 0.42s, 2036	13,499,000	5,446,847
FRB Ser. 07-HE2, Class A2A, 0.37s, 2047	3,284,563	3,101,448

Guggenheim Structured Real Estate Funding, Ltd. 144A
FRB Ser. 05-2A, Class E, 2 1/4s, 2030	2,553,501	114,908
FRB Ser. 05-1A, Class E, 2.05s, 2030	63,993	11,519

HSI Asset Securitization Corp. Trust FRB Ser. 06-HE1,
Class 2A1, 0.3s, 2036	1,648,600	1,205,538

JPMorgan Mortgage Acquisition Corp. FRB Ser. 06-WMC3,
Class A4, 0.4s, 2036	13,300,161	5,719,069

Lehman XS Trust
FRB Ser. 07-3, Class 1BA2, 6.17s, 2037	13,483,526	6,303,549
FRB Ser. 07-1, Class 1A3, 0.37s, 2037	53,857,641	22,860,953

Long Beach Mortgage Loan Trust
FRB Ser. 06-4, Class 2A4, 0.51s, 2036	524,317	204,373
FRB Ser. 06-WL1, Class 2A3, 0.49s, 2046	7,447,945	5,176,322
FRB Ser. 06-6, Class 2A3, 0.4s, 2036	14,022,000	5,749,020

Madison Avenue Manufactured Housing Contract FRB Ser. 02-A,
Class B1, 3 1/2s, 2032	8,794,511	8,222,868

Merrill Lynch First Franklin Mortgage Loan Asset Backed
Certificates FRB Ser. 07-1, Class A2B, 0.42s, 2037	14,706,009	8,235,365

Merrill Lynch Mortgage Investors Trust FRB Ser. 07-HE1,
Class A2B, 0.42s, 2037	15,160,403	5,834,390

Mid-State Trust Ser. 11, Class B, 8.221s, 2038	866,855	827,773

Morgan Stanley Capital, Inc.
FRB Ser. 04-HE8, Class B3, 3.45s, 2034	374,424	82,873
FRB Ser. 06-WMC2, Class A2C, 0.4s, 2036	13,528,267	4,661,841

N-Star Real Estate CDO, Ltd. 144A FRB Ser. 1A, Class C1A,
3.311s, 2038	2,000,000	1,540,000

Neon Capital, Ltd. 144A
limited recourse sec. notes Ser. 95, 2.319s, 2013
(Cayman Islands) F g	2,028,770	735,733
limited recourse sec. notes Ser. 97, 1.105s, 2013
(Cayman Islands) F g	2,649,208	726,302

Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 0.41s, 2036	539,253	292,275
FRB Ser. 06-2, Class A2C, 0.4s, 2036	663,000	367,997
FRB Ser. 06-6, Class A2B, 0.35s, 2037	10,473,863	7,000,856

Oakwood Mortgage Investors, Inc.
Ser. 99-D, Class A1, 7.84s, 2029	5,183,126	5,234,957
Ser. 00-D, Class A4, 7.4s, 2030	15,672,955	10,971,068
Ser. 02-B, Class A4, 7.09s, 2032	2,927,583	2,954,841
Ser. 99-B, Class A4, 6.99s, 2026	5,250,273	5,250,273
Ser. 01-D, Class A4, 6.93s, 2031	133,753	111,350
Ser. 01-C, Class A2, 5.92s, 2017	7,405,347	4,072,941
Ser. 02-C, Class A1, 5.41s, 2032	11,256,661	10,947,103
Ser. 01-C, Class A1, 5.16s, 2012	663,519	312,232
Ser. 01-E, Class A2, 5.05s, 2031	4,962,342	3,994,685
Ser. 02-A, Class A2, 5.01s, 2020	325,925	297,720

ASSET-BACKED SECURITIES (9.9%)* cont.	Principal amount		Value

Oakwood Mortgage Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030		$457,112	$443,398
FRB Ser. 01-B, Class A2, 0.63s, 2018		194,588	171,953

Residential Asset Mortgage Products, Inc. FRB Ser. 07-RZ1,
Class A2, 0.41s, 2037		657,000	428,612

SG Mortgage Securities Trust FRB Ser. 06-OPT2, Class A3D,
0.46s, 2036		1,124,000	434,727

Soundview Home Equity Loan Trust FRB Ser. 06-OPT3,
Class 2A3, 0.42s, 2036		532,000	430,790

Structured Asset Securities Corp. 144A Ser. 98-RF3,
Class A, IO, 6.1s, 2028		1,209,795	182,751

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038		3,844,150	461,298

TIAA Real Estate CDO, Ltd. 144A Ser. 02-1A, Class IV,
6.84s, 2037		2,403,000	841,050

Total asset-backed securities (cost $550,835,240)			$546,686,431

FOREIGN GOVERNMENT BONDS AND NOTES (7.2%)*	Principal amount/units		Value

Argentina (Republic of) sr. unsec. bonds Ser. VII, 7s, 2013		$3,495,000	$3,557,910

Argentina (Republic of) sr. unsec. bonds FRB 0.45s, 2013		13,993,000	5,009,494

Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015		84,418,000	79,479,547

Argentina (Republic of) sr. unsec. unsub. bonds Ser. $V,
10 1/2s, 2012	ARS	6,340,000	1,548,840

Argentina (Republic of) sr. unsec. unsub. bonds FRB 0.467s, 2012		$286,186,000	69,400,105

Argentina (Republic of) sr. unsec. unsub. notes Ser. NY,
8.28s, 2033		5,190,795	4,632,785

Banco Nacional de Desenvolvimento Economico e Social 144A
notes 5 1/2s, 2020 (Brazil)		4,080,000	4,151,400

Banco Nacional de Desenvolvimento Economico e Social 144A
sr. unsec. unsub. notes 6.369s, 2018 (Brazil)		540,000	587,250

Brazil (Federal Republic of) notes 10s, 2017	BRL	7,250	4,042,554

Brazil (Federal Republic of) unsub. notes 10s, 2014	BRL	20,095	11,819,115

Chile (Republic of) notes 5 1/2s, 2020	CLP	1,856,500,000	3,900,733

Colombia (Government of) bonds 6 1/8s, 2041		$2,875,000	2,932,500

Croatia (Republic of) 144A sr. unsec. unsub. notes 6 3/8s, 2021		3,725,000	3,729,656

Export-Import Bank of Korea 144A sr. unsec. unsub. notes
5.1s, 2013 (South Korea)	INR	286,400,000	6,081,223

Ghana (Republic of) 144A unsec. notes 8 1/2s, 2017		$9,340,000	10,367,960

Hungary (Republic of) sr. unsec. unsub. notes 7 5/8s, 2041		4,000,000	4,017,080

Hungary (Republic of) sr. unsec. unsub. notes 6 3/8s, 2021		3,945,000	3,949,931

Indonesia (Republic of) 144A sr. unsec. notes 11 5/8s, 2019		2,560,000	3,642,266

Indonesia (Republic of) 144A sr. unsec. unsub. bonds 7 3/4s, 2038		1,875,000	2,235,938

Indonesia (Republic of) 144A sr. unsec. unsub. bonds 6 7/8s, 2018		3,775,000	4,275,188

Indonesia (Republic of) 144A sr. unsec. unsub. bonds 6 3/4s, 2014		1,310,000	1,450,733

Indonesia (Republic of) 144A sr. unsec. unsub. bonds 6 5/8s, 2037		3,255,000	3,465,436

Iraq (Republic of) 144A bonds 5.8s, 2028		2,905,000	2,666,790

Italy (Republic of) bonds 4 1/4s, 2020	EUR	28,570,000	39,705,047

Peru (Republic of) bonds 6.95s, 2031	PEN	30,650,000	10,776,892

Philippines (Republic of) sr. unsec. unsub. bonds 6 1/2s, 2020		$4,450,000	5,034,063

FOREIGN GOVERNMENT BONDS AND NOTES (7.2%)* cont.	Principal amount/units		Value

Philippines (Republic of) sr. unsec. unsub. bonds 6 3/8s, 2034		$7,100,000	$7,488,796

Russia (Federation of) sr. unsec. unsub. bonds 7 1/2s, 2030		884,765	1,026,947

South Africa (Republic of) sr. unsec. unsub. notes 6 7/8s, 2019		2,565,000	2,978,606

Sri Lanka (Republic of) 144A notes 7.4s, 2015		1,300,000	1,390,961

Turkey (Republic of) bonds 16s, 2012	TRY	885,000	609,696

Turkey (Republic of) sr. unsec. bonds 5 5/8s, 2021		$6,800,000	6,936,000

Turkey (Republic of) sr. unsec. notes 7 1/2s, 2019		1,660,000	1,913,930

Turkey (Republic of) sr. unsec. notes 7 1/2s, 2017		11,515,000	13,239,486

Turkey (Republic of) unsec. notes 6 3/4s, 2040		6,760,000	6,978,416

Ukraine (Government of ) Financing of Infrastructural
Projects State Enterprise 144A govt. guaranty notes 8 3/8s, 2017		2,700,000	2,835,000

Ukraine (Government of) sr. unsec. bonds 6.385s, 2012		2,875,000	2,967,863

Ukraine (Government of) 144A bonds 7 3/4s, 2020		20,475,000	21,114,844

Ukraine (Government of) 144A sr. unsec. notes 7.95s, 2021		13,065,000	13,146,526

Ukraine (Government of) 144A sr. unsec. unsub. notes 7.65s, 2013		4,310,000	4,547,050

United Mexican States sr. unsec. notes Ser. A, 6.05s, 2040		725,000	746,750

Venezuela (Republic of) bonds 8 1/2s, 2014		2,850,000	2,583,468

Venezuela (Republic of) sr. unsec. bonds 9 1/4s, 2027		3,600,000	2,655,000

Venezuela (Republic of) unsec. notes 10 3/4s, 2013		4,150,000	4,153,196

Venezuela (Republic of) unsec. notes FRN Ser. REGS, 1.303s, 2011		3,250,000	3,239,340

Venezuela (Republic of) 144A unsec. bonds 13 5/8s, 2018		4,935,000	4,670,484

Total foreign government bonds and notes (cost $367,414,675)			$397,682,795

SENIOR LOANS (1.9%)* [c]	Principal amount		Value

Basic materials (0.1%)
Georgia-Pacific, LLC bank term loan FRN Ser. B2, 2.303s, 2012		$222,530	$222,303

Ineos Holdings, Ltd. bank term loan FRN Ser. B2, 7.501s,
2013 (United Kingdom) ∆		1,212,975	1,246,712

Ineos Holdings, Ltd. bank term loan FRN Ser. C2, 8.001s,
2014 (United Kingdom) ∆		1,287,025	1,322,821

Momentive Performance Materials, Inc. bank term loan FRN
3.813s, 2013		1,711,593	1,691,268

Smurfit-Stone Container Enterprises, Inc. bank term loan
FRN 6 3/4s, 2016		571,282	572,354

			5,055,458
Capital goods (—%)
Pinafore, LLC bank term loan FRN Ser. B1, 4 1/4s, 2016		624,938	626,344

			626,344
Communication services (0.2%)
CCO Holdings, LLC / CCO Holdings Capital Corp. bank term
loan FRN 2.762s, 2014		900,000	879,750

Charter Communications Operating, LLC bank term loan FRN
Ser. l, 7 1/4s, 2014		389,533	390,994

Charter Communications, Inc. bank term loan FRN Ser. C,
3.56s, 2016		2,711,165	2,704,371

Intelsat Jackson Holdings SA bank term loan FRN 3.303s,
2014 (Luxembourg)		1,987,780	1,946,782

Level 3 Communications, Inc. bank term loan FRN 2.553s, 2014		3,754,000	3,643,985

Level 3 Financing, Inc. bank term loan FRN Ser. B, 11 1/2s, 2014		280,000	299,040

			9,864,922

SENIOR LOANS (1.9%)* [c] cont.	Principal amount	Value

Consumer cyclicals (0.8%)
Advantage Sales & Marketing, LLC bank term loan FRN 9 1/4s, 2018	$270,000	$274,388

Brickman Group Holdings, Inc. bank term loan FRN Ser. B,
7 1/4s, 2016	5,411,438	5,512,902

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B, 6 1/4s, 2017	690,000	680,405

Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B1,
3.303s, 2015	2,870,000	2,654,302

Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B2,
3.303s, 2015	3,653,635	3,379,042

CCM Merger, Inc. bank term loan FRN Ser. B, 7s, 2017	3,470,000	3,511,206

Cedar Fair LP bank term loan FRN 4s, 2017	844,754	847,916

Cengage Learning Acquisitions, Inc. bank term loan FRN
Ser. B, 2.55s, 2014	3,698,468	3,540,847

Clear Channel Communications, Inc. bank term loan FRN
Ser. B, 3.912s, 2016	4,284,276	3,767,189

Compucom Systems, Inc. bank term loan FRN 3.77s, 2014	459,631	443,544

Dex Media West, LLC bank term loan FRN Ser. A, 7s, 2014	698,103	618,549

Federal Mogul Corp. bank term loan FRN Ser. B, 2.196s, 2014	879,442	856,828

Federal Mogul Corp. bank term loan FRN Ser. C, 2.189s, 2015	448,695	437,157

GateHouse Media, Inc. bank term loan FRN Ser. B, 2.52s, 2014	874,808	388,415

GateHouse Media, Inc. bank term loan FRN Ser. B, 2.27s, 2014 ∆	2,041,991	906,644

GateHouse Media, Inc. bank term loan FRN Ser. DD, 2.27s, 2014 ∆	761,937	338,300

Golden Nugget, Inc. bank term loan FRN 2.268s, 2014 ‡‡	228,566	196,710

Golden Nugget, Inc. bank term loan FRN Ser. B, 2.27s, 2014 ‡‡	401,536	345,572

Goodman Global, Inc. bank term loan FRN 9s, 2017	1,758,000	1,805,246

Goodman Global, Inc. bank term loan FRN 5 3/4s, 2016	3,056,640	3,069,994

Michaels Stores, Inc. bank term loan FRN Ser. B, 2.584s, 2013	467,248	462,446

National Bedding Co., LLC bank term loan FRN Ser. B,
3.818s, 2013	229,870	229,008

R.H. Donnelley, Inc. bank term loan FRN Ser. B, 9s, 2014	70,767	55,464

Realogy Corp. bank term loan FRN Ser. B, 4.562s, 2016	1,674,366	1,574,951

Revel Entertainment, LLC bank term loan FRN Ser. B, 9s, 2017	600,000	579,938

ServiceMaster Co. (The) bank term loan FRN Ser. B, 2.779s, 2014	2,441,148	2,392,762

ServiceMaster Co. (The) bank term loan FRN Ser. DD, 2.77s, 2014	242,937	238,122

Six Flags Theme Parks bank term loan FRN Ser. B, 5 1/4s, 2016	2,075,357	2,086,772

Texas Competitive Electric Holdings Co., LLC bank term loan FRN
Ser. B3, 3.761s, 2014 ∆	1,727,783	1,451,338

Tribune Co. bank term loan FRN Ser. B, 5 1/4s, 2014 (In default) †	3,221,563	2,242,510

Univision Communications, Inc. bank term loan FRN 4.512s, 2017	1,020,833	992,760

		45,881,227
Consumer staples (0.3%)
Amscan Holdings, Inc. bank term loan FRN 6.752s, 2017	1,492,500	1,500,336

Claire’s Stores, Inc. bank term loan FRN 3.026s, 2014	2,439,523	2,325,339

Del Monte Foods Co. bank term loan FRN Ser. B, 4 1/2s, 2018	1,505,000	1,505,235

Revlon Consumer Products bank term loan FRN 6.001s, 2015	9,405,000	9,428,512

Rite-Aid Corp. bank term loan FRN Ser. B, 2.013s, 2014	411,157	395,019

West Corp. bank term loan FRN Ser. B2, 2.743s, 2013	67,761	67,369

West Corp. bank term loan FRN Ser. B5, 4.618s, 2016	164,805	164,943

		15,386,753

SENIOR LOANS (1.9%)* [c] cont.	Principal amount			Value

Energy (0.1%)
EPCO Holdings, Inc. bank term loan FRN Ser. A, 1 1/4s, 2012		$918,182		$899,818

Hercules Offshore, Inc. bank term loan FRN Ser. B, 7 1/2s, 2013		614,479		603,506

MEG Energy Corp. bank term loan FRN Ser. B, 4s, 2018 (Canada) ∆		1,590,000		1,598,745

				3,102,069
Financials (—%)
AGFS Funding Co. bank term loan FRN 7 1/4s, 2015		1,040,000		1,040,488

Fifth Third Processing Solutions, Inc. bank term loan FRN
8 1/4s, 2017		535,000		542,356

HUB International Holdings, Inc. bank term loan FRN 6 3/4s, 2014		513,185		509,849

				2,092,693
Health care (0.3%)
Ardent Health Systems bank term loan FRN Ser. B, 6 1/2s, 2015		1,596,840		1,602,163

Axcan Intermediate Holdings, Inc. bank term loan FRN
Ser. B, 5 1/2s, 2017		892,763		890,252

Carestream Health, Inc. bank term loan FRN Ser. B, 5s, 2017		1,960,000		1,916,206

Grifols SA bank term loan FRN Ser. B, 6s, 2016 (Spain) ∆		1,230,000		1,237,688

Health Management Associates, Inc. bank term loan FRN
2.053s, 2014		2,570,061		2,530,868

IASIS Healthcare Corp. bank term loan FRN 5.554s, 2014 ‡‡		2,783,174		2,746,612

IASIS Healthcare, LLC bank term loan FRN 7.62s, 2014		115,819		114,733

IASIS Healthcare, LLC bank term loan FRN Ser. B, 2.262s, 2014		1,220,268		1,208,828

IASIS Healthcare, LLC bank term loan FRN Ser. DD, 2.262s, 2014		422,377		418,417

Multiplan, Inc. bank term loan FRN Ser. B, 4 3/4s, 2017		1,742,278		1,747,069

				14,412,836
Technology (0.1%)
Avaya, Inc. bank term loan FRN Ser. B3, 4.811s, 2017		969,546		945,302

Ceridian Corp. bank term loan FRN 3.253s, 2014		2,755,000		2,672,350

First Data Corp. bank term loan FRN Ser. B3, 3.002s, 2014		677,148		647,899

				4,265,551
Utilities and power (—%)
NRG Energy, Inc. bank term loan FRN 3.553s, 2015		642,505		637,786

NRG Energy, Inc. bank term loan FRN 2.245s, 2013		114,729		115,015

NRG Energy, Inc. bank term loan FRN 2.053s, 2013		246		244

NRG Energy, Inc. bank term loan FRN Ser. B, 3.553s, 2015		761,080		763,934

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN Ser. B2, 3.786s, 2014		1,040,597		875,774

				2,392,753

Total senior loans (cost $104,290,101)				$103,080,606

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.2%)*	strike price	amount		Value

Option on an interest rate swap with Barclay’s
Bank PLC for the right to pay a fixed rate
of 3.96% versus the three month USD-LIBOR-BBA
maturing June 3, 2021.	Jun-11/3.96	$548,164,500		$2,932,679

Option on an interest rate swap with Credit
Suisse International for the right to pay a
fixed rate of 1.70175% versus the six month
CHF-LIBOR-BBA maturing January 23, 2014.	Jan-12/1.70175	CHF	186,840,000	720,281

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.2%)* cont.	strike price	amount		Value

Option on an interest rate swap with Credit
Suisse International for the right to pay a
fixed rate of 1.578% versus the six month
CHF-LIBOR-BBA maturing December 24, 2013.	Dec-11/1.578	CHF	200,160,000	$764,031

Option on an interest rate swap with Credit
Suisse International for the right to pay a
fixed rate of 1.602% versus the six month
CHF-LIBOR-BBA maturing December 22, 2013.	Dec-11/1.602	CHF	200,160,000	722,680

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 3.59% versus the three month
USD-LIBOR-BBA maturing April 28, 2021.	Apr-11/3.59	$288,507,567		2,812,949

Option on an interest rate swap with UBS AG for
the right to pay a fixed rate of 1.722% versus
the six month CHF-LIBOR-BBA maturing
January 23, 2014.	Jan-12/1.722	CHF	213,480,000	795,818

Total purchased options outstanding (cost $13,491,261)				$8,748,438

CONVERTIBLE BONDS AND NOTES (0.1%)*		Principal amount		Value

Advanced Micro Devices, Inc. cv. sr. unsec. notes 6s, 2015		$1,635,000		$1,686,094

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016		1,064,000		1,929,947

General Growth Properties, Inc. 144A cv. escrow funding bonds
zero %, 2027 F R		2,030,000		2,538

Meritor, Inc. cv. company guaranty sr. unsec. notes 4s, 2027		2,400,000		2,367,000

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014		1,045,000		1,334,988

Total convertible bonds and notes (cost $6,085,687)				$7,320,567

SHORT-TERM INVESTMENTS (34.8%)*	Principal amount/shares			Value

Putnam Money Market Liquidity Fund 0.13% [e]		353,247,331		$353,247,331

U.S. Treasury Bills with an effective yield of 0.24%,
August 25, 2011 # ##		$22,793,000		22,770,549

U.S. Treasury Bills with an effective yield of 0.05%,
April 21, 2011 ##		225,000,000		224,994,202

U.S. Treasury Bills with effective yields ranging from
0.20% to 0.27%, June 2, 2011 # ##		266,487,000		266,363,352

U.S. Treasury Bills with effective yields ranging from
0.22% to 0.24%, July 28, 2011 # ##		126,394,000		126,288,585

U.S. Treasury Bills with effective yields ranging from
0.04% to 0.06%, April 7, 2011		395,000,000		394,996,840

U.S. Treasury Cash Management Bills with effective yields
ranging from 0.06% to 0.11%, April 15, 2011		540,000,000		539,984,934

Total short-term investments (cost $1,928,677,453)				$1,928,645,793

TOTAL INVESTMENTS

Total investments (cost $6,483,673,609)				$6,621,461,299

Key to holding’s currency abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
PEN	Peruvian Neuvo Sol
RUB	Russian Ruble
SEK	Swedish Krona
TRY	Turkish Lira
USD / $	United States Dollar

Key to holding’s abbreviations

EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
IFB	Inverse Floating Rate Bonds
IO	Interest Only
MTN	Medium Term Notes
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2010 through March 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $5,546,643,427.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

∆ Forward commitments, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs.

g The notes are secured by debt and equity securities and equity participation agreements held by Neon Capital, Ltd.

i Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $3,154,652,963 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at the close of the reporting period.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period (as a percentage of Portfolio Value):

United States	85.6%	Luxembourg	0.6%

Russia	2.9	Netherlands	0.6

Argentina	2.5	United Kingdom	0.5

Venezuela	1.3	Turkey	0.5

Italy	0.7	Other	3.4

Ukraine	0.7	Total	100.0%

Brazil	0.7

FORWARD CURRENCY CONTRACTS at 3/31/11 (aggregate face value $3,139,679,258) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Buy	4/20/11	$27,966,028	$27,899,107	$66,921

	Brazilian Real	Buy	4/20/11	4,626,230	4,516,647	109,583

	British Pound	Sell	4/20/11	53,863,971	54,202,762	338,791

	Canadian Dollar	Buy	4/20/11	14,322,585	14,034,461	288,124

	Chilean Peso	Sell	4/20/11	161,387	162,392	1,005

	Czech Koruna	Sell	4/20/11	2,815,979	2,811,495	(4,484)

	Euro	Sell	4/20/11	416,943	404,422	(12,521)

	Japanese Yen	Sell	4/20/11	35,867,000	36,475,246	608,246

	Mexican Peso	Buy	4/20/11	11,122,387	11,001,454	120,933

	Norwegian Krone	Buy	4/20/11	27,163,450	26,889,863	273,587

	Singapore Dollar	Buy	4/20/11	21,925,760	21,683,085	242,675

	South African Rand	Sell	4/20/11	15,317	14,530	(787)

	South Korean Won	Buy	4/20/11	12,731,857	12,525,020	206,837

	Swedish Krona	Sell	4/20/11	9,055,191	9,016,299	(38,892)

FORWARD CURRENCY CONTRACTS at 3/31/11 (aggregate face value $3,139,679,258) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A. cont.

	Swiss Franc	Sell	4/20/11	$31,451,435	$31,695,952	$244,517

	Taiwan Dollar	Sell	4/20/11	4,951,273	4,940,214	(11,059)

	Turkish Lira	Sell	4/20/11	5,716,621	5,429,080	(287,541)

Barclays Bank PLC

	Australian Dollar	Buy	4/20/11	12,712,442	12,594,750	117,692

	Brazilian Real	Buy	4/20/11	6,959,176	6,843,741	115,435

	British Pound	Sell	4/20/11	41,886,222	42,281,474	395,252

	Canadian Dollar	Sell	4/20/11	19,769,028	19,640,851	(128,177)

	Chilean Peso	Sell	4/20/11	168,796	169,991	1,195

	Czech Koruna	Sell	4/20/11	7,750,589	7,722,252	(28,337)

	Euro	Buy	4/20/11	11,377,994	11,377,650	344

	Hungarian Forint	Buy	4/20/11	14,131,069	13,975,385	155,684

	Indian Rupee	Sell	4/20/11	16,170,240	15,888,235	(282,005)

	Japanese Yen	Sell	4/20/11	56,887,729	57,393,064	505,335

	Mexican Peso	Sell	4/20/11	2,987,991	2,956,190	(31,801)

	New Zealand Dollar	Sell	4/20/11	7,715,226	7,446,756	(268,470)

	Norwegian Krone	Buy	4/20/11	38,167,858	37,965,303	202,555

	Philippines Peso	Buy	4/20/11	6,527,872	6,551,904	(24,032)

	Polish Zloty	Sell	4/20/11	2,314,656	2,315,478	822

	Singapore Dollar	Buy	4/20/11	24,171,226	24,009,194	162,032

	South Korean Won	Buy	4/20/11	14,367,075	14,076,392	290,683

	Swedish Krona	Sell	4/20/11	15,726,473	15,699,840	(26,633)

	Swiss Franc	Sell	4/20/11	27,852,152	28,154,225	302,073

	Taiwan Dollar	Sell	4/20/11	59,672	59,468	(204)

	Thai Baht	Buy	4/20/11	6,389,000	6,348,289	40,711

	Turkish Lira	Sell	4/20/11	1,452,303	1,395,394	(56,909)

Citibank, N.A.

	Australian Dollar	Buy	4/20/11	7,347,334	7,180,785	166,549

	Brazilian Real	Buy	4/20/11	1,700,177	1,676,055	24,122

	British Pound	Sell	4/20/11	32,472,942	32,716,590	243,648

	Canadian Dollar	Buy	4/20/11	7,917,043	7,865,268	51,775

	Chilean Peso	Sell	4/20/11	2,401,693	2,417,573	15,880

	Czech Koruna	Buy	4/20/11	4,557,866	4,529,588	28,278

	Danish Krone	Buy	4/20/11	2,041,775	2,005,075	36,700

	Euro	Buy	4/20/11	29,166,864	29,117,655	49,209

	Hungarian Forint	Buy	4/20/11	7,764,526	7,771,897	(7,371)

	Japanese Yen	Sell	4/20/11	39,838,293	40,472,681	634,388

	Mexican Peso	Buy	4/20/11	10,608,098	10,498,643	109,455

	New Zealand Dollar	Buy	4/20/11	267,123	257,646	9,477

	Norwegian Krone	Buy	4/20/11	8,275,485	8,196,072	79,413

	Polish Zloty	Sell	4/20/11	638,125	635,822	(2,303)

	Singapore Dollar	Sell	4/20/11	441,256	439,254	(2,002)

	South African Rand	Buy	4/20/11	423,771	417,625	6,146

	South Korean Won	Buy	4/20/11	11,524,606	11,322,347	202,259

FORWARD CURRENCY CONTRACTS at 3/31/11 (aggregate face value $3,139,679,258) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A. cont.

	Swedish Krona	Buy	4/20/11	$5,526,849	$5,508,827	$18,022

	Swiss Franc	Buy	4/20/11	9,415,130	9,584,521	(169,391)

	Taiwan Dollar	Buy	4/20/11	8,544,904	8,514,557	30,347

	Turkish Lira	Buy	4/20/11	1,656,738	1,592,035	64,703

Credit Suisse AG

	Australian Dollar	Buy	4/20/11	4,915,222	4,866,249	48,973

	Brazilian Real	Buy	4/20/11	7,457,129	7,319,796	137,333

	British Pound	Sell	4/20/11	34,648,363	34,883,109	234,746

	Canadian Dollar	Sell	4/20/11	3,292,757	3,271,642	(21,115)

	Czech Koruna	Sell	4/20/11	333,716	333,464	(252)

	Euro	Buy	4/20/11	58,463,482	57,092,452	1,371,030

	Indian Rupee	Sell	4/20/11	2,498,045	2,468,156	(29,889)

	Japanese Yen	Sell	4/20/11	42,728,807	43,443,048	714,241

	Malaysian Ringgit	Buy	4/20/11	10,225,644	10,230,358	(4,714)

	Mexican Peso	Buy	4/20/11	8,389,550	8,372,082	17,468

	Norwegian Krone	Buy	4/20/11	23,831,453	23,727,940	103,513

	Polish Zloty	Sell	4/20/11	8,693,903	8,687,692	(6,211)

	South African Rand	Buy	4/20/11	10,229,079	10,022,771	206,308

	South Korean Won	Buy	4/20/11	15,141,933	14,987,449	154,484

	Swedish Krona	Sell	4/20/11	20,465,485	20,432,121	(33,364)

	Swiss Franc	Sell	4/20/11	24,562,614	24,841,822	279,208

	Taiwan Dollar	Sell	4/20/11	391,040	389,703	(1,337)

	Turkish Lira	Buy	4/20/11	1,942,585	1,869,017	73,568

Deutsche Bank AG

	Australian Dollar	Buy	4/20/11	23,632,791	23,088,791	544,000

	Brazilian Real	Buy	4/20/11	3,260,588	3,206,888	53,700

	British Pound	Sell	4/20/11	31,281,223	31,504,996	223,773

	Canadian Dollar	Sell	4/20/11	21,008,198	20,864,713	(143,485)

	Chilean Peso	Buy	4/20/11	2,761,003	2,775,866	(14,863)

	Czech Koruna	Sell	4/20/11	4,564,730	4,528,042	(36,688)

	Euro	Buy	4/20/11	24,305,791	23,752,379	553,412

	Hungarian Forint	Buy	4/20/11	16,464,148	16,370,460	93,688

	Malaysian Ringgit	Buy	4/20/11	10,964,258	10,962,439	1,819

	Mexican Peso	Buy	4/20/11	5,089,393	5,059,693	29,700

	New Zealand Dollar	Sell	4/20/11	4,677,512	4,513,704	(163,808)

	Norwegian Krone	Buy	4/20/11	26,881,277	26,764,516	116,761

	Peruvian New Sol	Sell	4/20/11	7,868,437	7,969,278	100,841

	Philippines Peso	Buy	4/20/11	6,468,313	6,487,628	(19,315)

	Polish Zloty	Buy	4/20/11	1,024,570	1,014,926	9,644

	Singapore Dollar	Buy	4/20/11	12,733,855	12,598,899	134,956

	South Korean Won	Buy	4/20/11	7,942,835	7,817,794	125,041

	Swedish Krona	Sell	4/20/11	13,685,314	13,614,495	(70,819)

FORWARD CURRENCY CONTRACTS at 3/31/11 (aggregate face value $3,139,679,258) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Deutsche Bank AG cont.

	Swiss Franc	Sell	4/20/11	$18,095,517	$18,338,458	$242,941

	Taiwan Dollar	Sell	4/20/11	44,104	44,013	(91)

	Turkish Lira	Buy	4/20/11	6,073,607	5,922,192	151,415

Goldman Sachs International

	Australian Dollar	Buy	4/20/11	20,214,117	19,893,511	320,606

	British Pound	Sell	4/20/11	7,591,889	7,713,322	121,433

	Canadian Dollar	Buy	4/20/11	2,733,645	2,682,532	51,113

	Chilean Peso	Buy	4/20/11	149,981	150,947	(966)

	Euro	Sell	4/20/11	16,395,510	16,305,392	(90,118)

	Hungarian Forint	Buy	4/20/11	10,946,076	10,943,537	2,539

	Japanese Yen	Sell	4/20/11	26,474,682	26,925,297	450,615

	Norwegian Krone	Buy	4/20/11	14,167,408	14,012,410	154,998

	Polish Zloty	Sell	4/20/11	5,371,856	5,366,015	(5,841)

	South African Rand	Buy	4/20/11	1,090,984	1,066,036	24,948

	Swedish Krona	Sell	4/20/11	24,819,224	24,778,761	(40,463)

	Swiss Franc	Buy	4/20/11	1,060,096	1,079,150	(19,054)

HSBC Bank USA, National Association

	Australian Dollar	Buy	4/20/11	10,749,628	10,507,432	242,196

	British Pound	Sell	4/20/11	18,983,071	19,286,766	303,695

	Euro	Buy	4/20/11	33,140,957	32,998,368	142,589

	Indian Rupee	Sell	4/20/11	2,498,049	2,461,635	(36,414)

	Japanese Yen	Sell	4/20/11	34,531,687	34,891,844	360,157

	Norwegian Krone	Buy	4/20/11	22,855,009	22,621,167	233,842

	Philippines Peso	Buy	4/20/11	6,468,313	6,480,145	(11,832)

	Singapore Dollar	Buy	4/20/11	13,426,952	13,264,839	162,113

	South Korean Won	Buy	4/20/11	9,694,557	9,626,814	67,743

	Swiss Franc	Sell	4/20/11	30,683,731	30,221,553	(462,178)

	Taiwan Dollar	Buy	4/20/11	95,315	94,876	439

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	4/20/11	11,737,053	11,624,817	112,236

	Brazilian Real	Buy	4/20/11	10,220,864	10,047,482	173,382

	British Pound	Sell	4/20/11	55,758,289	55,932,043	173,754

	Canadian Dollar	Sell	4/20/11	8,118,171	8,064,171	(54,000)

	Chilean Peso	Sell	4/20/11	1,127,955	1,119,070	(8,885)

	Czech Koruna	Buy	4/20/11	5,368,699	5,308,438	60,261

	Euro	Buy	4/20/11	11,799,480	11,613,938	185,542

	Hungarian Forint	Buy	4/20/11	2,394,324	2,305,001	89,323

	Japanese Yen	Sell	4/20/11	19,179,606	19,507,608	328,002

	Malaysian Ringgit	Buy	4/20/11	12,059,777	12,071,311	(11,534)

	Mexican Peso	Buy	4/20/11	8,465,691	8,312,393	153,298

	New Zealand Dollar	Sell	4/20/11	3,879,956	3,743,137	(136,819)

	Norwegian Krone	Sell	4/20/11	1,856,639	1,838,417	(18,222)

FORWARD CURRENCY CONTRACTS at 3/31/11 (aggregate face value $3,139,679,258) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank, N.A. cont.

	Peruvian New Sol	Sell	4/20/11	$4,011,335	$4,061,278	$49,943

	Polish Zloty	Sell	4/20/11	13,328,426	13,271,986	(56,440)

	Singapore Dollar	Buy	4/20/11	22,465,770	22,220,192	245,578

	South African Rand	Buy	4/20/11	5,257,176	5,181,298	75,878

	South Korean Won	Buy	4/20/11	7,843,035	7,743,194	99,841

	Swedish Krona	Sell	4/20/11	19,938,775	19,812,929	(125,846)

	Swiss Franc	Sell	4/20/11	19,663,232	19,708,230	44,998

	Taiwan Dollar	Buy	4/20/11	3,295,950	3,318,074	(22,124)

	Thai Baht	Buy	4/20/11	6,518,056	6,474,716	43,340

	Turkish Lira	Buy	4/20/11	526,207	505,336	20,871

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	4/20/11	14,808,459	14,579,101	229,358

	Brazilian Real	Buy	4/20/11	13,065,880	12,985,142	80,738

	British Pound	Sell	4/20/11	52,021,377	52,314,135	292,758

	Canadian Dollar	Sell	4/20/11	18,463,194	18,343,107	(120,087)

	Chilean Peso	Buy	4/20/11	489,695	479,493	10,202

	Czech Koruna	Sell	4/20/11	2,583,688	2,581,677	(2,011)

	Euro	Buy	4/20/11	33,294,844	33,204,679	90,165

	Hungarian Forint	Buy	4/20/11	10,525,064	10,523,129	1,935

	Indian Rupee	Sell	4/20/11	13,666,385	13,482,018	(184,367)

	Japanese Yen	Sell	4/20/11	55,290,531	56,011,850	721,319

	Malaysian Ringgit	Buy	4/20/11	10,225,677	10,233,768	(8,091)

	Mexican Peso	Buy	4/20/11	16,639,304	16,486,160	153,144

	New Zealand Dollar	Sell	4/20/11	8,327,024	8,192,109	(134,915)

	Norwegian Krone	Buy	4/20/11	391,729	386,504	5,225

	Polish Zloty	Buy	4/20/11	2,901,277	2,895,963	5,314

	Singapore Dollar	Buy	4/20/11	16,828,585	16,678,685	149,900

	South African Rand	Buy	4/20/11	14,949,912	14,603,870	346,042

	South Korean Won	Buy	4/20/11	12,588,995	12,369,942	219,053

	Swedish Krona	Sell	4/20/11	21,681,533	21,063,633	(617,900)

	Swiss Franc	Sell	4/20/11	24,401,957	24,679,066	277,109

	Taiwan Dollar	Sell	4/20/11	4,746,784	4,742,621	(4,163)

	Turkish Lira	Buy	4/20/11	1,731,301	1,730,429	872

State Street Bank and Trust Co.

	Australian Dollar	Sell	4/20/11	13,097,570	12,382,625	(714,945)

	Brazilian Real	Buy	4/20/11	4,689,482	4,609,978	79,504

	British Pound	Sell	4/20/11	24,334,105	24,297,339	(36,766)

	Canadian Dollar	Sell	4/20/11	14,518,346	14,424,065	(94,281)

	Euro	Buy	4/20/11	17,475,417	17,207,001	268,416

	Hungarian Forint	Buy	4/20/11	16,958,950	16,807,505	151,445

	Japanese Yen	Sell	4/20/11	46,584,709	47,358,476	773,767

	Malaysian Ringgit	Buy	4/20/11	10,365,359	10,378,013	(12,654)

	Mexican Peso	Buy	4/20/11	10,489,456	10,388,993	100,463

FORWARD CURRENCY CONTRACTS at 3/31/11 (aggregate face value $3,139,679,258) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.

	Norwegian Krone	Buy	4/20/11	$33,471,164	$33,152,126	$319,038

	Philippines Peso	Buy	4/20/11	6,468,313	6,499,938	(31,625)

	Polish Zloty	Sell	4/20/11	4,835,227	4,829,646	(5,581)

	Singapore Dollar	Buy	4/20/11	13,564,651	13,435,995	128,656

	South African Rand	Buy	4/20/11	8,423,620	8,301,871	121,749

	Swedish Krona	Sell	4/20/11	39,300,686	39,162,011	(138,675)

	Swiss Franc	Sell	4/20/11	40,541,759	40,649,406	107,647

	Taiwan Dollar	Buy	4/20/11	3,410,704	3,426,347	(15,643)

	Thai Baht	Buy	4/20/11	6,518,056	6,478,969	39,087

UBS AG

	Australian Dollar	Buy	4/20/11	53,989,863	53,511,515	478,348

	Brazilian Real	Buy	4/20/11	16,693,455	16,594,189	99,266

	British Pound	Sell	4/20/11	24,140,545	24,499,473	358,928

	Canadian Dollar	Sell	4/20/11	23,016,276	22,953,884	(62,392)

	Czech Koruna	Sell	4/20/11	9,031,802	9,016,899	(14,903)

	Euro	Buy	4/20/11	42,101,333	42,111,011	(9,678)

	Hungarian Forint	Buy	4/20/11	11,787,669	11,742,296	45,373

	Indian Rupee	Sell	4/20/11	19,019,054	18,734,295	(284,759)

	Japanese Yen	Sell	4/20/11	45,716,852	46,487,299	770,447

	Mexican Peso	Buy	4/20/11	13,928,855	13,872,212	56,643

	New Zealand Dollar	Sell	4/20/11	8,484,034	8,346,909	(137,125)

	Norwegian Krone	Buy	4/20/11	26,912,002	26,795,591	116,411

	Polish Zloty	Sell	4/20/11	4,052,127	4,052,424	297

	Singapore Dollar	Buy	4/20/11	30,040,501	29,800,319	240,182

	South African Rand	Buy	4/20/11	15,715,900	15,401,300	314,600

	South Korean Won	Buy	4/20/11	16,808,187	16,444,879	363,308

	Swedish Krona	Sell	4/20/11	18,123,499	18,094,010	(29,489)

	Swiss Franc	Sell	4/20/11	54,268,323	54,613,389	345,066

	Taiwan Dollar	Sell	4/20/11	73,171	73,119	(52)

	Thai Baht	Buy	4/20/11	6,389,000	6,344,228	44,772

	Turkish Lira	Buy	4/20/11	8,250,930	8,209,609	41,321

Westpac Banking Corp.

	Australian Dollar	Buy	4/20/11	18,956,114	18,765,226	190,888

	British Pound	Sell	4/20/11	18,072,721	18,361,458	288,737

	Canadian Dollar	Buy	4/20/11	1,930,062	1,891,781	38,281

	Euro	Buy	4/20/11	7,386,753	7,177,043	209,710

	Japanese Yen	Sell	4/20/11	34,943,760	35,529,646	585,886

	New Zealand Dollar	Buy	4/20/11	1,773,169	1,672,321	100,848

	Norwegian Krone	Buy	4/20/11	27,493,005	27,372,600	120,405

	Swedish Krona	Sell	4/20/11	12,000,799	11,807,716	(193,083)

	Swiss Franc	Sell	4/20/11	23,888,335	24,160,412	272,077

Total						$20,651,148

FUTURES CONTRACTS OUTSTANDING at 3/31/11 (Unaudited)

				Unrealized
Number of			Expiration	appreciation/
contracts		Value	date	(depreciation)

Australian Government Treasury
Bond 10 yr (Short)	275	$26,936,044	Jun-11	$(25,697)

Canadian Government Bond 10 yr (Long)	924	114,462,682	Jun-11	(433,298)

Euro-Swiss Franc 3 Month (Short)	534	144,725,160	Dec-11	6,637

Euro-Swiss Franc 3 Month (Short)	547	147,054,564	Dec-12	18,586

Euro-Swiss Franc 3 Month (Short)	541	145,840,045	Jun-12	141,532

Euro-Swiss Franc 3 Month (Short)	538	145,486,332	Mar-12	30,336

Euro-Swiss Franc 3 Month (Short)	532	144,473,400	Sep-11	21,074

Euro-Bobl 5 yr (Long)	67	10,900,574	Jun-11	(10,663)

Euro-Bund 10 yr (Long)	4,249	731,777,887	Jun-11	(8,483,170)

Euro-Dollar 90 day (Short)	4,136	1,025,159,300	Mar-12	1,442,116

Euro-Schatz 2 yr (Short)	2,485	378,219,383	Jun-11	(93,080)

Japanese Government Bond 10 yr (Long)	32	53,750,602	Jun-11	(273,821)

Japanese Government Bond 10 yr
Mini (Long)	32	5,375,831	Jun-11	18,556

U.K. Gilt 10 yr (Long)	2,496	469,860,324	Jun-11	(3,188,121)

U.S. Treasury Bond 20 yr (Long)	2,203	264,773,063	Jun-11	(109,799)

U.S. Treasury Bond 30 yr (Long)	4,340	536,261,250	Jun-11	1,659,829

U.S. Treasury Note 2 yr (Long)	25	5,453,125	Jun-11	(4,822)

U.S. Treasury Note 10 yr (Short)	760	90,463,750	Jun-11	(105,991)

Total				$(9,389,796)

WRITTEN OPTIONS OUTSTANDING at 3/31/11 (premiums received $272,442,587) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	$49,291,000	Aug-11/4.475	$3,303,483

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	73,698,000	Aug-11/4.55	5,360,056

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	79,191,000	Aug-11/4.70	6,724,108

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
August 16, 2021.	122,408,000	Aug-11/4.765	10,944,500

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	49,291,000	Aug-11/4.475	247,441

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	73,698,000	Aug-11/4.55	300,688

WRITTEN OPTIONS OUTSTANDING at 3/31/11 (premiums received $272,442,587) (Unaudited) cont.

	Contract		Expiration date/
	amount		strike price	Value

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	$79,191,000		Aug-11/4.70	$182,931

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
August 16, 2021.	122,408,000		Aug-11/4.765	279,090

Option on an interest rate swap with Barclays Bank PLC
for the obligation to pay a fixed rate of 5.36% versus
the three month USD-LIBOR-BBA maturing
February 13, 2025.	17,581,660		Feb-15/5.36	1,410,049

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 13, 2025.	17,581,660		Feb-15/5.36	887,874

Option on an interest rate swap with Citibank,
N.A. for the obligation to pay a fixed rate of 4.49%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	147,396,000		Aug-11/4.49	10,058,303

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	138,138,000		Jul-11/4.52	9,968,038

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.5475% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	69,069,000		Jul-11/4.5475	5,131,827

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.49%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	147,396,000		Aug-11/4.49	694,235

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	138,138,000		Jul-11/4.52	381,261

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.5475%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	69,069,000		Jul-11/4.5475	176,126

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
0.578% versus the six month CHF-LIBOR-BBA
maturing December 24, 2013.	CHF	200,160,000	Dec-11/0.578	45,722

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
0.602% versus the six month CHF-LIBOR-BBA
maturing December 22, 2013.	CHF	200,160,000	Dec-11/0.602	52,692

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 0.70175% versus the six month CHF-LIBOR-BBA
maturing January 23, 2014.	CHF	186,840,000	Jan-12/0.70175	93,684

WRITTEN OPTIONS OUTSTANDING at 3/31/11 (premiums received $272,442,587) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.04%
versus the three month USD-LIBOR-BBA maturing
September 11, 2025.	$403,795,500	Sep-15/4.04	$13,920,398

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.375% versus the three month USD-LIBOR-BBA
maturing August 10, 2045.	88,935,500	Aug-15/4.375	6,728,860

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
August 7, 2045.	88,935,500	Aug-15/4.46	7,134,406

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	147,297,000	Jul-11/4.46	9,948,439

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.525% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	147,297,000	Jul-11/4.525	10,686,397

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.745% versus the three month USD-LIBOR-BBA
maturing July 27, 2021.	220,945,500	Jul-11/4.745	19,801,136

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.82%
versus the three month USD-LIBOR-BBA maturing
September 12, 2018.	132,437,000	Sep-13/4.82	6,516,855

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.8675% versus the three month USD-LIBOR-BBA
maturing April 12, 2022.	95,125,800	Apr-12/4.8675	7,739,055

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.27%
versus the three month USD-LIBOR-BBA maturing
February 12, 2025.	51,844,360	Feb-15/5.27	3,953,132

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA maturing
May 14, 2022.	21,412,000	May-12/5.51	2,647,267

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 3.89% versus the three month USD-LIBOR-BBA
maturing April 28, 2021.	115,403,025	Apr-11/3.89	226,190

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.04% versus the three month USD-LIBOR-BBA
maturing September 11, 2025.	403,795,500	Sep-15/4.04	42,539,690

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.375% versus the three month USD-LIBOR-BBA
maturing August 10, 2045.	88,935,500	Aug-15/4.375	13,701,403

WRITTEN OPTIONS OUTSTANDING at 3/31/11 (premiums received $272,442,587) (Unaudited) cont.

	Contract		Expiration date/
	amount		strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing August 7, 2045.	$88,935,500		Aug-15/4.46	$13,039,723

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	147,297,000		Jul-11/4.46	481,661

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.525% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	147,297,000		Jul-11/4.525	400,648

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.745% versus the three month USD-LIBOR-BBA
maturing July 27, 2021.	220,945,500		Jul-11/4.745	355,722

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.82% versus the three month USD-LIBOR-BBA
maturing September 12, 2018.	132,437,000		Sep-13/4.82	2,859,429

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.8675% versus the three month USD-LIBOR-BBA
maturing April 12, 2022.	95,125,800		Apr-12/4.8675	1,479,378

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.27% versus the three month USD-LIBOR-BBA
maturing February 12, 2025.	51,844,360		Feb-15/5.27	2,765,590

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.51% versus the three month USD-LIBOR-BBA
maturing May 14, 2022.	21,412,000		May-12/5.51	178,955

Option on an interest rate swap with UBS AG for the
obligation to pay a fixed rate of 0.722% versus the six
month CHF-LIBOR-BBA maturing January 23, 2014.	CHF	213,480,000	Jan-12/0.722	118,308

Total			$223,464,750

TBA SALE COMMITMENTS OUTSTANDING at 3/31/11 (proceeds receivable $577,109,297) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal Home Loan Mortgage Corporation, 3 1/2s,
April 1, 2041	$9,000,000	4/13/11	$8,457,890

Federal National Mortgage Association, 4 1/2s,
April 1, 2041	127,000,000	4/13/11	129,252,269

Federal National Mortgage Association, 4s,
April 1, 2041	294,000,000	4/13/11	289,222,500

Federal National Mortgage Association, 3 1/2s,
April 1, 2041	159,000,000	4/13/11	149,733,289

Total			$576,665,948

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/11 (Unaudited)

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$1,144,988,600	$(77,717)	12/6/12	0.79%	3 month USD-
					LIBOR-BBA	$(3,064,855)

GBP	205,760,000	—	2/3/13	1.875%	6 month GBP-
					LIBOR-BBA	(852,176)

GBP	92,060,000	—	2/3/16	3.0625%	6 month GBP-
					LIBOR-BBA	(1,295,819)

GBP	64,920,000	—	2/3/21	3.9225%	6 month GBP-
					LIBOR-BBA	(1,518,690)

GBP	133,730,000 E	—	2/3/31	6 month GBP-
				LIBOR-BBA	4.87%	1,185,975

Barclays Bank PLC
	$1,100,550,300	(353,081)	2/17/16	3 month USD-
				LIBOR-BBA	2.56%	12,220,080

	164,957,000	—	3/9/21	4.2375%	3 month USD-
					LIBOR-BBA	(10,260,630)

EUR	83,330,000	—	3/1/21	6 month EUR-
				EURIBOR-
				REUTERS	3.425%	(1,698,656)

	$200,563,900	(939,534)	3/4/21	3.53%	3 month USD-
					LIBOR-BBA	(1,223,689)

	103,431,200	—	3/10/41	3 month USD-
				LIBOR-BBA	4.38%	1,986,485

	215,694,700	—	3/10/18	3.06%	3 month USD-
					LIBOR-BBA	(1,002,088)

AUD	248,160,000	—	3/21/16	5.57%	6 month AUD-
					BBR-BBSW	1,157,221

AUD	188,630,000	—	3/21/21	6 month AUD-
				BBR-BBSW	5.88%	(1,747,318)

	$655,016,900	775,852	3/30/16	3 month USD-
				LIBOR-BBA	2.39%	74,547

	400,360,300	(811,383)	3/30/21	3.55%	3 month USD-
					LIBOR-BBA	(872,060)

	6,453,400	8,320	3/30/31	3 month USD-
				LIBOR-BBA	4.17%	12,507

	927,596,500	214,607	4/1/13	1%	3 month USD-
					LIBOR-BBA	(722,266)

	9,494,000	—	4/1/21	3.562%	3 month USD-
					LIBOR-BBA	(8,355)

GBP	113,500,000	—	1/18/21	3.7875%	6 month GBP-
					LIBOR-BBA	(845,776)

GBP	123,490,000 E	—	2/3/31	6 month GBP-
				LIBOR-BBA	4.86%	990,011

GBP	288,060,000	—	2/3/13	1.895%	6 month GBP-
					LIBOR-BBA	(1,374,160)

GBP	47,340,000	—	2/3/21	6 month GBP-
				LIBOR-BBA	3.95%	1,285,648

EUR	91,712,000	—	2/9/21	3.53%	6 month EUR-
					EURIBOR-
					REUTERS	517,982

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/11 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A.
	$689,174,200	$132,026	7/9/20	3 month USD-
				LIBOR-BBA	3.01%	$(20,349,916)

	511,780,000	—	11/8/20	2.635%	3 month USD-
					LIBOR-BBA	31,962,267

SEK	317,440,000	—	11/23/20	3.25%	3 month SEK-
					STIBOR-SIDE	1,925,665

	$1,063,165,800	(292,537)	12/10/12	0.81%	3 month USD-
					LIBOR-BBA	(3,480,292)

SEK	285,890,000	—	3/24/21	3 month SEK-
				STIBOR-SIDE	3.8025%	(153,691)

	$1,060,568,100	(287,170)	6/28/14	1.81%	3 month USD-
					LIBOR-BBA	(10,979,052)

	566,582,000	(344,200)	2/3/13	0.8%	3 month USD-
					LIBOR-BBA	(161,343)

SEK	205,600,000	—	2/4/21	3.79%	3 month SEK-
					STIBOR-SIDE	55,786

GBP	491,000,000	—	8/3/15	2.9225%	6 month GBP-
					LIBOR-BBA	(6,319,843)

GBP	145,660,000	—	8/3/20	6 month GBP-
				LIBOR-BBA	3.885%	3,618,347

GBP	613,760,000	—	8/3/12	6 month GBP-
				LIBOR-BBA	1.61%	1,707,907

SEK	317,440,000	—	11/23/20	3 month SEK-
				STIBOR-SIDE	3.75%	(291,798)

Credit Suisse International
CHF	72,780,000	—	12/14/20	2.1075%	6 month CHF-
					LIBOR-BBA	898,197

CHF	278,190,000	—	1/28/13	0.675%	6 month CHF-
					LIBOR-BBA	559,571

	$299,404,600	—	2/3/13	0.83125%	3 month USD-
					LIBOR-BBA	(89,106)

GBP	147,690,000	—	2/3/16	3.065%	6 month GBP-
					LIBOR-BBA	(2,105,888)

GBP	81,650,000	—	2/3/21	6 month GBP-
				LIBOR-BBA	3.93%	1,994,245

SEK	205,600,000	—	2/7/21	3.82%	3 month SEK-
					STIBOR-SIDE	(20,574)

GBP	41,670,000	—	3/3/21	3.87375%	6 month GBP-
					LIBOR-BBA	(516,058)

CHF	41,670,000	—	3/7/21	2.27%	6 month CHF-
					LIBOR-BBA	124,500

	$988,351,500	(1,317,266)	3/14/16	3 month USD-
				LIBOR-BBA	2.35%	(2,676,276)

	146,568,400	(339,671)	3/14/41	3 month USD-
				LIBOR-BBA	4.36%	1,901,967

CHF	83,840,000	—	3/18/21	2.16%	6 month CHF-
					LIBOR-BBA	1,250,080

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/11 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
CHF	41,920,000	$—	3/21/21	2.16%	6 month CHF-
					LIBOR-BBA	$626,855

	$381,800,000 E	—	3/21/13	1.15625%	3 month USD-
					LIBOR-BBA	950,682

CHF	78,210,000	—	3/22/16	1.5075%	6 month CHF-
					LIBOR-BBA	606,020

	$94,900,000	—	3/23/21	3.452%	3 month USD-
					LIBOR-BBA	722,202

SEK	199,790,000	—	3/29/21	3 month SEK-
				STIBOR-SIDE	3.81125%	(86,166)

SEK	157,310,000	—	4/4/21	3.815%	3 month SEK-
					STIBOR-SIDE	—

CHF	78,080,000	—	7/28/15	1.27%	6 month CHF-
					LIBOR-BBA	238,253

MXN	364,910,000	—	7/21/20	1 month MXN-
				TIIE-BANXICO	6.895%	(1,947,851)

	$178,159,000	(48,976)	11/3/12	0.50%	3 month USD-
					LIBOR-BBA	281,699

	862,313,500	—	2/8/13	0.96%	3 month USD-
					LIBOR-BBA	(2,296,676)

CHF	412,290,000	—	2/9/13	0.6875%	6 month CHF-
					LIBOR-BBA	953,820

	$645,412,900	(132,044)	2/24/15	2.04%	3 month USD-
					LIBOR-BBA	(3,297,257)

	541,857,700	(86,765)	2/24/21	3.69%	3 month USD-
					LIBOR-BBA	(8,935,301)

	290,545,700	85,015	2/24/26	4.16%	3 month USD-
					LIBOR-BBA	(6,531,599)

CHF	41,620,000	—	2/25/21	6 month CHF-
				LIBOR-BBA	2.2125%	(326,126)

CHF	39,040,000	—	3/1/21	6 month CHF-
				LIBOR-BBA	2.24%	(211,656)

EUR	41,665,000	—	3/4/21	3.46%	6 month EUR-
					EURIBOR-
					REUTERS	687,990

SEK	364,140,000	—	3/4/21	3 month SEK-
				STIBOR-SIDE	3.78%	(252,156)

	$1,534,431,400	(837,185)	7/8/20	3 month USD-
				LIBOR-BBA	3.06%	(39,960,648)

Deutsche Bank AG
	1,317,485,700	(37,370)	11/3/12	0.50%	3 month USD-
					LIBOR-BBA	2,407,975

	1,389,454,800	3,254,932	7/27/20	3 month USD-
				LIBOR-BBA	2.94%	(48,980,861)

MXN	364,910,000	—	7/17/20	1 month MXN-
				TIIE-BANXICO	6.95%	(1,821,400)

	$860,492,900	151,712	12/31/14	1.91%	3 month USD-
					LIBOR-BBA	(4,898,975)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/11 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.
	$411,071,500	$—	1/14/13	0.85625%	3 month USD-
					LIBOR-BBA	$(704,191)

	898,335,000	—	2/5/14	2.44661%	3 month USD-
					LIBOR-BBA	(28,353,959)

EUR	299,300,000	—	12/23/20	3.325%	6 month EUR-
					EURIBOR-
					REUTERS	7,518,831

Goldman Sachs International
	$952,190,300	1,557,315	2/15/15	2.16%	3 month USD-
					LIBOR-BBA	(8,268,098)

SEK	204,500,000	—	12/10/20	3.5775%	3 month SEK-
					STIBOR-SIDE	392,599

CHF	304,870,000	—	12/15/12	0.538%	6 month CHF-
					LIBOR-BBA	981,277

	$1,051,106,600	(248,455)	1/5/13	0.79%	3 month USD-
					LIBOR-BBA	(1,009,291)

	715,782,900	(3,172,703)	2/15/20	3 month USD-
				LIBOR-BBA	3.67%	15,572,359

	120,599,800	—	2/28/41	3 month USD-
				LIBOR-BBA	4.31%	999,216

EUR	41,665,000	—	3/2/21	3.4325%	6 month EUR-
					EURIBOR-
					REUTERS	816,845

SEK	364,140,000	—	3/2/21	3 month SEK-
				STIBOR-SIDE	3.7575%	(348,730)

	$267,381,800	(65,842)	10/1/13	0.84%	3 month USD-
					LIBOR-BBA	1,640,533

	245,540,700 E	—	3/19/13	1.09375%	3 month USD-
					LIBOR-BBA	743,988

	332,419,500	—	4/4/16	3 month USD-
				LIBOR-BBA	2.415%	—

GBP	57,360,000	—	1/21/21	3.81%	6 month GBP-
					LIBOR-BBA	(578,300)

JPMorgan Chase Bank, N.A.
JPY	8,172,000,000	—	2/22/21	1.36375%	6 month JPY-
					LIBOR-BBA	(887,402)

	$36,780,200	—	3/9/26	3 month USD-
				LIBOR-BBA	4.07%	389,851

	667,483,500	314,622	3/11/13	0.91%	3 month USD-
					LIBOR-BBA	151,080

	139,525,900	238,405	3/11/21	3.64%	3 month USD-
					LIBOR-BBA	(1,173,831)

	723,101,000	(1,485,036)	3/11/20	3 month USD-
				LIBOR-BBA	3.49%	4,956,599

	67,418,500	256,854	3/11/41	4.42%	3 month USD-
					LIBOR-BBA	(1,497,040)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/11 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
	$408,004,600	$—	3/11/13	0.912%	3 month USD-
					LIBOR-BBA	$(112,660)

	717,700,000 E	—	3/21/13	1.1685%	3 month USD-
					LIBOR-BBA	1,700,949

	385,700,000 E	—	3/22/13	1.185%	3 month USD-
					LIBOR-BBA	863,968

	32,800,000	—	3/23/41	4.21%	3 month USD-
					LIBOR-BBA	382,176

	160,400,400	—	3/28/41	4.249%	3 month USD-
					LIBOR-BBA	874,213

MXN	52,130,000	—	7/16/20	1 month MXN-
				TIIE-BANXICO	6.99%	(247,734)

	$28,065,600	(8,506)	3/31/16	2.42%	3 month USD-
					LIBOR-BBA	(15,766)

	407,585,600	(816,602)	3/31/41	4.28%	3 month USD-
					LIBOR-BBA	(762,813)

	18,147,000	—	3/31/21	3 month USD-
				LIBOR-BBA	3.57%	32,313

	24,532,000	—	3/31/21	3 month USD-
				LIBOR-BBA	3.565%	33,130

JPY	13,447,610,000	—	5/25/15	0.674375%	6 month JPY-
					LIBOR-BBA	(1,102,037)

EUR	97,820,000	—	5/31/15	6 month EUR-
				EURIBOR-
				REUTERS	2.0975%	(2,762,693)

MXN	325,230,000	—	8/19/20	1 month MXN-
				TIIE-BANXICO	6.615%	(2,287,361)

	$1,054,315,200	326,080	1/6/13	0.79%	3 month USD-
					LIBOR-BBA	(422,810)

GBP	47,340,000	—	2/3/21	6 month GBP-
				LIBOR-BBA	3.93105%	1,162,457

JPY	13,410,360,000	—	9/16/15	6 month JPY-
				LIBOR-BBA	0.59125%	212,719

CAD	41,210,000	—	9/21/20	3.105%	3 month CAD-
					BA-CDOR	1,953,498

JPY	2,192,700,000 E	—	7/28/29	6 month JPY-
				LIBOR-BBA	2.67%	(346,799)

JPY	2,948,000,000 E	—	7/28/39	2.40%	6 month JPY-
					LIBOR-BBA	520,548

EUR	9,800,000	—	2/4/40	6 month EUR-
				EURIBOR-
				REUTERS	3.79%	(194,634)

MXN	528,640,000	—	11/4/20	1 month MXN-
				TIIE-BANXICO	6.75%	(3,394,677)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/11 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

UBS, AG
CHF	420,800,000	$—	2/11/13	0.6975%	6 month CHF-
					LIBOR-BBA	$895,417

CHF	63,280,000	—	2/17/21	2.275%	6 month CHF-
					LIBOR-BBA	63,648

CHF	29,910,000	—	3/28/21	6 month CHF-
				LIBOR-BBA	2.21%	(317,732)

Total						$(132,202,907)

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/11 (Unaudited)

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
$16,269,985	$—	1/12/40	5.00% (1 month	Synthetic TRS	$205,111
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

6,217,037	—	1/12/40	4.50% (1 month	Synthetic TRS	35,926
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

38,290,959	—	1/12/40	5.00% (1 month	Synthetic TRS	482,723
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

4,942,087	—	1/12/41	3.50% (1 month	Synthetic TRS	22,085
			USD-LIBOR)	Index 3.50%
				30 year Fannie Mae
				pools

4,546,908	—	1/12/41	5.00% (1 month	Synthetic TRS	66,546
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

4,942,087	—	1/12/41	3.50% (1 month	Synthetic MBX	(6,207)
			USD-LIBOR)	Index 3.50%
				30 year Fannie Mae
				pools

4,886,199	—	1/12/41	4.00% (1 month	Synthetic MBX	(9,457)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

4,614,580	—	1/12/41	4.50% (1 month	Synthetic MBX	(6,291)
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/11 (Unaudited) cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$19,408,147	$—	1/12/40	5.00% (1 month	Synthetic TRS	$244,673
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

54,612,306	—	1/12/38	(6.50%) 1 month	Synthetic TRS	(612,447)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

71,218,884	—	1/12/40	4.50% (1 month	Synthetic TRS	411,551
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

58,098,299	72,623	1/12/40	5.00% (1 month	Synthetic TRS	725,285
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

33,617,113	(341,424)	1/12/41	5.00% (1 month	Synthetic TRS	72,195
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

20,235,055	(82,205)	1/12/40	4.50% (1 month	Synthetic TRS	(10,186)
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

11,563,697	(148,160)	1/12/41	5.00% (1 month	Synthetic TRS	(7,468)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

141,541,869	—	1/12/40	5.00% (1 month	Synthetic TRS	1,784,377
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

38,307,881	—	1/12/40	5.00% (1 month	Synthetic TRS	482,936
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

104,008,530	—	1/12/40	5.00% (1 month	Synthetic TRS	1,311,205
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

32,309,630	—	1/12/40	4.50% (1 month	Synthetic TRS	186,707
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

23,511,203	—	1/12/38	(6.50%) 1 month	Synthetic TRS	(263,665)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/11 (Unaudited) cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
	$422,959	$—	1/12/39	6.00% (1 month	Synthetic TRS	$4,698
				USD-LIBOR)	Index 6.00%
					30 year Fannie Mae
					pools

	16,783,923	—	1/12/39	5.50% (1 month	Synthetic TRS	142,661
				USD-LIBOR)	Index 5.50%
					30 year Fannie Mae
					pools

	48,924,461	—	1/12/38	(6.50%) 1 month	Synthetic TRS	(548,661)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

Citibank, N.A.
GBP	73,890,000	—	5/18/13	(3.38%)	GBP Non-revised	2,911,805
					UK Retail Price
					Index

Credit Suisse International
	$4,546,908	—	1/12/41	5.00% (1 month	Synthetic MBX	(8,571)
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

Deutsche Bank AG
	9,417,272	—	1/12/40	4.00% (1 month	Synthetic MBX	(18,227)
				USD-LIBOR)	Index 4.00%
					30 year Fannie Mae
					pools

Goldman Sachs International
	36,945,000	—	7/28/11	(0.685%)	USA Non Revised	770,872
					Consumer Price
					Index - Urban
					(CPI-U)

	36,945,000	—	7/29/11	(0.76%)	USA Non Revised	743,814
					Consumer Price
					Index - Urban
					(CPI-U)

	36,945,000	—	7/30/11	(0.73%)	USA Non Revised	755,533
					Consumer Price
					Index - Urban
					(CPI-U)

	4,886,199	—	1/12/41	4.00% (1 month	Synthetic TRS	39,154
				USD-LIBOR)	Index 4.00%
					30 year Fannie Mae
					pools

	4,614,580	—	1/12/41	4.50% (1 month	Synthetic TRS	51,894
				USD-LIBOR)	Index 4.50%
					30 year Fannie Mae
					pools

	41,680,000	—	3/1/16	2.47%	USA Non Revised	(82,000)
					Consumer Price
					Index - Urban
					(CPI-U)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/11 (Unaudited) cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$20,840,000	$—	3/2/16	2.45%	USA Non Revised	$(60,297)
				Consumer Price
				Index - Urban
				(CPI-U)

41,680,000	—	3/3/16	2.45%	USA Non Revised	(118,398)
				Consumer Price
				Index - Urban
				(CPI-U)

41,680,000	—	3/7/16	2.51%	USA Non Revised	12,743
				Consumer Price
				Index - Urban
				(CPI-U)

26,905,123	—	1/12/40	(5.00%) 1 month	Synthetic TRS	(339,185)
			USD-LIBOR	Index 5.00%
				30 year Fannie Mae
				pools

25,098,138	—	1/12/39	5.50% (1 month	Synthetic TRS	213,331
			USD-LIBOR)	Index 5.50%
				30 year Fannie Mae
				pools

25,764,463	16,103	1/12/40	5.00% (1 month	Synthetic TRS	330,290
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

57,214,883	—	1/12/39	5.50% (1 month	Synthetic TRS	486,320
			USD-LIBOR)	Index 5.50%
				30 year Fannie Mae
				pools

8,247,703	—	1/12/39	(6.00%) 1 month	Synthetic MBX	3,512
			USD-LIBOR	Index 6.00%
				30 year Fannie Mae
				pools

8,660,847	—	1/12/38	6.50% (1 month	Synthetic MBX	26,979
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

8,768,394	—	1/12/40	(5.00%) 1 month	Synthetic MBX	17,898
			USD-LIBOR	Index 5.00%
				30 year Fannie Mae
				pools

8,003,233	—	1/12/39	5.50% (1 month	Synthetic MBX	753
			USD-LIBOR)	Index 5.50%
				30 year Fannie Mae
				pools

8,905,040	—	1/12/40	(4.50%) 1 month	Synthetic MBX	10,750
			USD-LIBOR	Index 4.50%
				30 year Fannie Mae
				pools

Total					$10,463,267

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/11 (Unaudited)

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America, N.A.
Ford Motor Credit
Co., 7%, 10/1/13	Ba2	$—	$6,000,000	3/20/12	285 bp	$112,625

Credit Suisse International
Bonos Y Oblig Del
Estado, 5 1/2%,
7/30/17	—	(147,863)	16,610,000	12/20/19	(100 bp)	1,473,347

Ukraine (Government
of), 7.65%, 6/11/13	B2	—	4,715,000	10/20/11	194 bp	47,005

Deutsche Bank AG
Federal Republic of
Brazil, 12 1/4%,
3/6/30	Baa3	—	3,770,000	10/20/17	105 bp	(35,309)

Russian Federation,
7 1/2%, 3/31/30	—	—	987,500	4/20/13	(112 bp)	(14,261)

Smurfit Kappa
Funding, 7 3/4%,
4/1/15	B2	—	EUR 2,045,000	9/20/13	715 bp	407,239

United Mexican
States, 7.5%, 4/8/33	Baa1	—	$6,115,000	3/20/14	56 bp	(34,639)

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	BB–	—	EUR 1,975,000	9/20/13	477 bp	225,378

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	BB–	—	EUR 1,975,000	9/20/13	535 bp	264,884

Goldman Sachs International
Lighthouse
International Co,
SA, 8%, 4/30/14	Caa2	—	EUR 1,835,000	3/20/13	680 bp	(1,346,185)

JPMorgan Chase Bank, N.A.
DJ CDX NA EM Series
10 Index	Ba1	134,596	$2,330,000	12/20/13	335 bp	242,166

DJ CDX NA HY Series
16 Version 1 Index	B+	(678,541)	32,899,000	6/20/16	500 bp	62,929

Republic of
Argentina, 8.28%,
12/31/33	B3	—	2,860,000	6/20/14	235 bp	(240,160)

Russian Federation,
7 1/2%, 3/31/30	Baa1	—	495,000	9/20/13	276 bp	24,699

Morgan Stanley Capital Services, Inc.
Dominican Republic,
8 5/8%, 4/20/27	—	—	5,020,000	11/20/11	(170 bp)	11,100

Freeport-McMoRan
Copper & Gold,
Inc., T/L Bank Loan	Baa1	—	4,877,900	3/20/12	44 bp	1,436

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/11 (Unaudited) cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Morgan Stanley Capital Services, Inc. cont.
Republic of
Venezuela, 9 1/4%,
9/15/27	B2	$—	$3,545,000	10/20/12	339 bp	$(202,345)

Total						$999,909

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2011.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$534,019,630	$12,666,801

Convertible bonds and notes	—	7,318,029	2,538

Corporate bonds and notes	—	1,608,915,329	18,001

Foreign government bonds and notes	—	397,682,795	—

Mortgage-backed securities	—	1,084,432,235	—

Purchased options outstanding	—	8,748,438	—

Senior loans	—	103,080,606	—

U.S. Government and agency mortgage obligations	—	903,332,902	—

U.S. Treasury obligations	—	32,598,202	—

Short-term investments	353,247,331	1,575,398,462	—

Totals by level	$353,247,331	$6,255,526,628	$12,687,340

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$20,651,148	$—

Futures contracts	(9,389,796)	—	—

Written options	—	(223,464,750)	—

TBA sale commitments	—	(576,665,948)	—

Interest rate swap contracts	—	(127,816,604)	—

Total return swap contracts	—	10,946,330	—

Credit default contracts	—	1,691,717	—

Totals by level	$(9,389,796)	$(894,658,107)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 3/31/11 (Unaudited)

ASSETS

Investment in securities, at value, including of securities on loan (Note 1):
Unaffiliated issuers (identified cost $6,130,426,278)	$6,268,213,968
Affiliated issuers (identified cost $353,247,331) (Note 6)	353,247,331

Cash	11,926,740

Foreign currency (cost $2,061,780) (Note 1)	2,077,711

Interest and other receivables	52,372,516

Receivable for shares of the fund sold	40,065,215

Receivable for investments sold	103,152,823

Receivable for sales of delayed delivery securities (Notes 1 and 7)	576,141,786

Unrealized appreciation on swap contracts (Note 1)	131,189,833

Unrealized appreciation on forward currency contracts (Note 1)	26,533,939

Premium paid on swap contracts (Note 1)	13,100,236

Total assets	7,578,022,098

LIABILITIES

Payable for variation margin (Note 1)	402,732

Payable for investments purchased	86,241,564

Payable for purchases of delayed delivery securities (Notes 1 and 7)	826,805,396

Payable for shares of the fund repurchased	12,980,785

Payable for compensation of Manager (Note 2)	2,547,246

Payable for investor servicing fees (Note 2)	604,538

Payable for custodian fees (Note 2)	82,462

Payable for Trustee compensation and expenses (Note 2)	513,094

Payable for administrative services (Note 2)	27,418

Payable for distribution fees (Note 2)	2,716,387

Unrealized depreciation on forward currency contracts (Note 1)	5,882,791

Written options outstanding, at value (premiums received $272,442,587) (Notes 1 and 3)	223,464,750

Premium received on swap contracts (Note 1)	7,539,062

Unrealized depreciation on swap contracts (Note 1)	251,929,564

TBA sale commitments, at value (proceeds receivable $577,109,297) (Note 1)	576,665,948

Collateral on certain derivative contracts, at value (Note 1)	32,598,202

Other accrued expenses	376,732

Total liabilities	2,031,378,671

Net assets	$5,546,643,427

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$6,112,522,243

Distributions in excess of net investment income (Note 1)	(29,673,631)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(613,903,676)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	77,698,491

Total — Representing net assets applicable to capital shares outstanding	$5,546,643,427

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($2,787,039,017 divided by 338,821,432 shares)	$8.23

Offering price per class A share (100/96.00 of $8.23)*	$8.57

Net asset value and offering price per class B share ($102,641,216 divided by 12,579,068 shares)**	$8.16

Net asset value and offering price per class C share ($954,482,211 divided by 117,604,195 shares)**	$8.12

Net asset value and redemption price per class M share ($400,578,394 divided by 49,346,282 shares)	$8.12

Offering price per class M share (100/96.75 of $8.12)***	$8.39

Net asset value, offering price and redemption price per class R share
($4,884,514 divided by 599,461 shares)	$8.15

Net asset value, offering price and redemption price per class Y share
($1,297,018,075 divided by 158,546,862 shares)	$8.18

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 3/31/11 (Unaudited)

INVESTMENT INCOME

Interest (net of foreign tax of $535,822) (including interest income
of $244,121 from investments in affiliated issuers) (Note 6)	$183,554,719

Total investment income	183,554,719

EXPENSES

Compensation of Manager (Note 2)	13,885,004

Investor servicing fees (Note 2)	3,384,936

Custodian fees (Note 2)	142,335

Trustee compensation and expenses (Note 2)	252,444

Administrative services (Note 2)	56,688

Distribution fees — Class A (Note 2)	3,196,842

Distribution fees — Class B (Note 2)	494,879

Distribution fees — Class C (Note 2)	4,392,510

Distribution fees — Class M (Note 2)	1,046,897

Distribution fees — Class R (Note 2)	11,070

Other	722,365

Total expenses	27,585,970

Expense reduction (Note 2)	(28,935)

Net expenses	27,557,035

Net investment income	155,997,684

Net realized gain on investments (Notes 1 and 3)	291,957,044

Net realized loss on swap contracts (Note 1)	(52,675,837)

Net realized loss on futures contracts (Note 1)	(155,718,693)

Net realized loss on foreign currency transactions (Note 1)	(37,304,758)

Net realized gain on written options (Notes 1 and 3)	19,624,840

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(49,981)

Net unrealized appreciation of investments, futures contracts, swap contracts,
written options and TBA sale commitments during the period	84,535,190

Net gain on investments	150,367,805

Net increase in net assets resulting from operations	$306,365,489

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 3/31/11*	Year ended 9/30/10

Operations:
Net investment income	$155,997,684	$321,688,395

Net realized gain on investments and foreign currency transactions	65,882,596	286,168,036

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	84,485,209	(32,898,222)

Net increase in net assets resulting from operations	306,365,489	574,958,209

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(109,342,932)	(246,442,176)

Class B	(3,883,680)	(12,030,597)

Class C	(34,875,485)	(69,763,924)

Class M	(17,740,999)	(65,530,661)

Class R	(184,252)	(476,907)

Class Y	(48,373,389)	(101,862,507)

Redemption fees (Note 1)	—	24,680

Increase from capital share transactions (Note 4)	799,650,603	2,064,935,305

Total increase in net assets	891,615,355	2,143,811,422

NET ASSETS

Beginning of period	4,655,028,072	2,511,216,650

End of period (including distributions in excess of net investment income of $29,673,631 and undistributed net investment
income of $28,729,422, respectively)	$5,546,643,427	$4,655,028,072

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio
													of expenses
													to average	Ratio
	Net asset		Net realized									Ratio	net assets,	of net investment
	value,		and unrealized	Total from	From			Non-recurring		Total return	Net assets,	of expenses	excluding	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	reimburse-	Net asset value,	at net asset	end of period	to average	interest expense	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	ments	end of period	value (%) [c]	(in thousands)	net assets (%) [d]	(%) [d]	net assets (%)	turnover (%) [e]

Class A
March 31, 2011**	$8.08	.25	.25	.50	(.35)	(.35)	—	—	$8.23	6.34 *	$2,787,039	.49*	.49*	3.13*	71*
September 30, 2010	7.89	.72	.63	1.35	(1.16)	(1.16)	— [b]	—	8.08	18.39	2,328,480	1.01 [f]	1.01	8.96	95
September 30, 2009	8.10	.49	(.02)	.47	(.68)	(.68)	— [b]	— [b,g]	7.89	8.23	1,334,298	1.13 [f,h]	1.09 [h]	7.44 [h]	223
September 30, 2008	9.91	.69	(1.90)	(1.21)	(.60)	(.60)	— [b]	—	8.10	(12.80)	1,084,321	1.04 [h]	1.04 [h]	7.36 [h]	157
September 30, 2007	9.93	.52	— [b]	.52	(.54)	(.54)	— [b]	—	9.91	5.36	1,457,286	.98 [h]	.98 [h]	5.17 [h]	74
September 30, 2006	10.20	.53 [i]	(.05)	.48	(.75)	(.75)	— [b]	—	9.93	5.03	1,336,319	.95 [h,i]	.95 [h,i]	5.32 [h,i]	71

Class B
March 31, 2011**	$8.01	.22	.25	.47	(.32)	(.32)	—	—	$8.16	5.97 *	$102,641	.86*	.86*	2.79*	71*
September 30, 2010	7.83	.66	.62	1.28	(1.10)	(1.10)	— [b]	—	8.01	17.50	96,346	1.76 [f]	1.76	8.36	95
September 30, 2009	8.04	.42	— [b]	.42	(.63)	(.63)	— [b]	— [b,g]	7.83	7.43	83,497	1.88 [f,h]	1.84 [h]	6.41 [h]	223
September 30, 2008	9.83	.61	(1.88)	(1.27)	(.52)	(.52)	— [b]	—	8.04	(13.40)	109,173	1.79 [h]	1.79 [h]	6.57 [h]	157
September 30, 2007	9.85	.44	.01	.45	(.47)	(.47)	— [b]	—	9.83	4.61	201,481	1.73 [h]	1.73 [h]	4.45 [h]	74
September 30, 2006	10.12	.45 [i]	(.04)	.41	(.68)	(.68)	— [b]	—	9.85	4.26	273,563	1.70 [h,i]	1.70 [h,i]	4.59 [h,i]	71

Class C
March 31, 2011**	$7.97	.22	.25	.47	(.32)	(.32)	—	—	$8.12	6.03 *	$954,482	.86*	.86*	2.76*	71*
September 30, 2010	7.80	.64	.63	1.27	(1.10)	(1.10)	— [b]	—	7.97	17.47	797,345	1.76 [f]	1.76	8.10	95
September 30, 2009	8.03	.48	(.07)	.41	(.64)	(.64)	— [b]	— [b,g]	7.80	7.27	298,231	1.88 [f,h]	1.84 [h]	7.12 [h]	223
September 30, 2008	9.84	.61	(1.89)	(1.28)	(.53)	(.53)	— [b]	—	8.03	(13.57)	115,325	1.79 [h]	1.79 [h]	6.62 [h]	157
September 30, 2007	9.87	.44	— [b]	.44	(.47)	(.47)	— [b]	—	9.84	4.49	129,666	1.73 [h]	1.73 [h]	4.42 [h]	74
September 30, 2006	10.14	.45 [i]	(.04)	.41	(.68)	(.68)	— [b]	—	9.87	4.25	120,990	1.70 [h,i]	1.70 [h,i]	4.61 [h,i]	71

Class M
March 31, 2011**	$7.97	.25	.24	.49	(.34)	(.34)	—	—	$8.12	6.27 *	$400,578	.61*	.61*	3.07*	71*
September 30, 2010	7.79	.70	.62	1.32	(1.14)	(1.14)	— [b]	—	7.97	18.13	436,826	1.26 [f]	1.26	8.92	95
September 30, 2009	8.02	.45	(.01)	.44	(.67)	(.67)	— [b]	— [b,g]	7.79	7.81	460,240	1.38 [f,h]	1.34 [h]	6.98 [h]	223
September 30, 2008	9.81	.66	(1.88)	(1.22)	(.57)	(.57)	— [b]	—	8.02	(12.95)	514,664	1.29 [h]	1.29 [h]	7.10 [h]	157
September 30, 2007	9.84	.49	— [b]	.49	(.52)	(.52)	— [b]	—	9.81	5.05	745,508	1.23 [h]	1.23 [h]	4.96 [h]	74
September 30, 2006	10.11	.50 [i]	(.04)	.46	(.73)	(.73)	— [b]	—	9.84	4.82	1,082,428	1.20 [h,i]	1.20 [h,i]	5.10 [h,i]	71

Class R
March 31, 2011**	$8.00	.24	.25	.49	(.34)	(.34)	—	—	$8.15	6.24 *	$4,885	.61*	.61*	3.03*	71*
September 30, 2010	7.82	.70	.62	1.32	(1.14)	(1.14)	— [b]	—	8.00	18.08	4,185	1.26 [f]	1.26	8.82	95
September 30, 2009	8.06	.48	(.05)	.43	(.67)	(.67)	— [b]	— [b,g]	7.82	7.68	2,956	1.38 [f,h]	1.34 [h]	7.20 [h]	223
September 30, 2008	9.89	.66	(1.92)	(1.26)	(.57)	(.57)	— [b]	—	8.06	(13.29)	2,756	1.29 [h]	1.29 [h]	7.09 [h]	157
September 30, 2007	9.91	.46	.04	.50	(.52)	(.52)	— [b]	—	9.89	5.13	4,896	1.23 [h]	1.23 [h]	4.66 [h]	74
September 30, 2006	10.18	.50 [i]	(.04)	.46	(.73)	(.73)	— [b]	—	9.91	4.79	703	1.20 [h,i]	1.20 [h,i]	5.06 [h,i]	71

Class Y
March 31, 2011**	$8.04	.26	.24	.50	(.36)	(.36)	—	—	$8.18	6.40 *	$1,297,018	.36*	.36*	3.25*	71*
September 30, 2010	7.85	.73	.64	1.37	(1.18)	(1.18)	— [b]	—	8.04	18.84	991,846	.76 [f]	.76	9.18	95
September 30, 2009	8.08	.60	(.13)	.47	(.70)	(.70)	— [b]	— [b,g]	7.85	8.26	331,995	.88 [f,h]	.84 [h]	8.61 [h]	223
September 30, 2008	9.92	.71	(1.93)	(1.22)	(.62)	(.62)	— [b]	—	8.08	(12.88)	82,197	.79 [h]	.79 [h]	7.59 [h]	157
September 30, 2007	9.93	.54	.01	.55	(.56)	(.56)	— [b]	—	9.92	5.72	20,550	.73 [h]	.73 [h]	5.40 [h]	74
September 30, 2006	10.20	.55 [i]	(.04)	.51	(.78)	(.78)	— [b]	—	9.93	5.29	16,251	.70 [h,i]	.70 [h,i]	5.59 [h,i]	71

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

76	77

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset arrangements (Note 2).

e Portfolio turnover excludes dollar roll transactions.

f Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to less than 0.01% and 0.04% of average net assets for the periods ended September 30, 2010 and September 30, 2009, respectively.

g Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to less than $0.01 per share outstanding on May 21, 2009.

h Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2009	0.03%

September 30, 2008	<0.01

September 30, 2007	<0.01

September 30, 2006	0.01

i Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended September 30, 2006.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 3/31/11 (Unaudited)

Note 1: Significant accounting policies

Putnam Diversified Income Trust (the fund), is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The investment objective of the fund is to seek as high a level of current income as Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with preservation of capital by investing primarily in bonds that are securitized debt instruments and other obligations of companies and governments worldwide that are either investment-grade or below investment-grade and have intermediate– to long-term maturities. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Prior to August 2, 2010, a 1.00% redemption fee applied to certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective August 2, 2010, this redemption fee no longer applies to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from October 1, 2010 through March 31, 2011.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

G) Futures contracts The fund uses futures contracts to hedge interest rate risk and to gain exposure to interest rates. The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average number of contracts of approximately 22,500 on futures contracts for the reporting period.

H) Options contracts The fund uses options contracts to hedge duration, convexity and prepayment risk and to gain exposure to interest rates. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately 2,137,700,000 on purchased options contracts for the reporting period.

I) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $2,762,100,000 on forward currency contracts for the reporting period.

J) Total return swap contracts The fund enters into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific sectors/industries, to gain exposure to rates of inflation in specific regions/countries and to hedge inflation in specific regions/countries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $983,400,000 on total return swap contracts for the reporting period.

K) Interest rate swap contracts The fund enters into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $41,439,200,000 on interest rate swap contracts for the reporting period.

L) Credit default contracts The fund enters into credit default contracts to hedge credit risk and to gain exposure on individual names and/or baskets of securities. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. Outstanding notional amount on credit default swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

M) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $14,236,720 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $343,940,150 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $360,636,957.

N) TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

O) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

P) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

Q) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

R) Line of credit The fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

S) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At September 30, 2010, the fund had a capital loss carryover of $657,697,922 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$311,230,234	September 30, 2011

4,275,641	September 30, 2012

13,963,696	September 30, 2015

18,714,447	September 30, 2016

146,525,581	September 30, 2017

162,988,323	September 30, 2018

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2011 $4,255,635 of losses recognized during the period from November 1, 2009 to September 30, 2010.

The aggregate identified cost on a tax basis is $6,505,781,389, resulting in gross unrealized appreciation and depreciation of $190,331,467 and $74,651,557, respectively, or net unrealized appreciation of $115,679,910.

T) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.700%	of the first $5 billion,
0.650%	of the next $5 billion,
0.600%	of the next $10 billion,
0.550%	of the next $10 billion,
0.500%	of the next $50 billion,
0.480%	of the next $50 billion,
0.470%	of the next $100 billion,
0.465%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $28,935 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,119, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $587,266 and $4,843 from the sale of class A and class M shares, respectively, and received $59,012 and $63,334 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $10,877 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $2,968,857,564 and $3,490,483,671, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

		Contract amounts	Premiums received
Written options outstanding at the	USD	5,115,352,440	$299,099,514
beginning of the reporting period	CHF	—	$—

Options	USD	115,403,025	1,066,035
opened	CHF	800,640,000	879,514

Options	USD	(720,211,600)	(19,298,069)
exercised	CHF	—	—

Options	USD	(188,092,400)	(8,595,823)
expired	CHF	—	—

Options	USD	(17,452,800)	(708,584)
closed	CHF	—	—

Written options outstanding at the	USD	4,304,998,665	$271,563,073
end of the reporting period	CHF	800,640,000	$879,514

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 3/31/11		Year ended 9/30/10

Class A	Shares	Amount	Shares	Amount

Shares sold	91,708,396	$746,393,458	154,665,822	$1,237,672,467

Shares issued in connection with
reinvestment of distributions	9,857,194	79,851,349	22,201,951	175,493,519

	101,565,590	826,244,807	176,867,773	1,413,165,986

Shares repurchased	(51,046,452)	(415,064,790)	(57,777,770)	(461,960,217)

Net increase	50,519,138	$411,180,017	119,090,003	$951,205,769

	Six months ended 3/31/11		Year ended 9/30/10

Class B	Shares	Amount	Shares	Amount

Shares sold	2,145,520	$17,314,032	5,127,624	$40,708,764

Shares issued in connection with
reinvestment of distributions	298,820	2,401,525	1,006,764	7,896,336

	2,444,340	19,715,557	6,134,388	48,605,100

Shares repurchased	(1,889,498)	(15,270,550)	(4,772,005)	(37,995,022)

Net increase	554,842	$4,445,007	1,362,383	$10,610,078

	Six months ended 3/31/11		Year ended 9/30/10

Class C	Shares	Amount	Shares	Amount

Shares sold	28,580,378	$229,550,669	66,730,096	$527,822,004

Shares issued in connection with
reinvestment of distributions	2,268,584	18,137,677	3,932,320	30,735,278

	30,848,962	247,688,346	70,662,416	558,557,282

Shares repurchased	(13,245,190)	(106,235,161)	(8,897,931)	(70,267,303)

Net increase	17,603,772	$141,453,185	61,764,485	$488,289,979

	Six months ended 3/31/11		Year ended 9/30/10

Class M	Shares	Amount	Shares	Amount

Shares sold	499,281	$4,012,744	2,371,302	$18,784,290

Shares issued in connection with
reinvestment of distributions	101,143	808,703	318,147	2,483,671

	600,424	4,821,447	2,689,449	21,267,961

Shares repurchased	(6,043,086)	(48,541,058)	(6,949,534)	(54,903,618)

Net decrease	(5,442,662)	$(43,719,611)	(4,260,085)	$(33,635,657)

	Six months ended 3/31/11		Year ended 9/30/10

Class R	Shares	Amount	Shares	Amount

Shares sold	207,705	$1,674,098	233,673	$1,849,913

Shares issued in connection with
reinvestment of distributions	18,768	150,608	51,412	402,715

	226,473	1,824,706	285,085	2,252,628

Shares repurchased	(150,005)	(1,206,136)	(140,101)	(1,112,906)

Net increase	76,468	$618,570	144,984	$1,139,722

	Six months ended 3/31/11		Year ended 9/30/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	68,749,966	$556,985,162	120,399,707	$959,062,690

Shares issued in connection with
reinvestment of distributions	2,816,429	22,696,089	6,100,578	48,023,811

	71,566,395	579,681,251	126,500,285	1,007,086,501

Shares repurchased	(36,447,787)	(294,007,816)	(45,341,548)	(359,761,087)

Net increase	35,118,608	$285,673,435	81,158,737	$647,325,414

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$3,564,616	Payables	$1,872,899

Foreign exchange
contracts	Receivables	26,533,939	Payables	5,882,791

	Investments,		Payables,
	Receivables, Net		Net assets —
	assets — Unrealized		Unrealized
Interest rate	appreciation /		appreciation /
contracts	(depreciation)	146,374,916*	(depreciation)	487,351,298*

Total		$176,473,471		$495,106,988

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$1,170,151	$1,170,151

Foreign exchange
contracts	—	—	(36,780,279)	—	$(36,780,279)

Interest rate contracts	15,690,718	(155,718,693)	—	(53,845,988)	$(193,873,963)

Total	$15,690,718	$(155,718,693)	$(36,780,279)	$(52,675,837)	$(229,484,091)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$556,466	$556,466

Foreign exchange
contracts	—	—	(106,433)	—	$(106,433)

Interest rate contracts	54,343,373	(8,126,812)	—	123,152,862	$169,369,423

Total	$54,343,373	$(8,126,812)	$(106,433)	$123,709,328	$169,819,456

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $244,121 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $1,379,871,165 and $1,142,964,578, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Prior to January 1, 2010, the fund was known as	Putnam Convertible Income-Growth Trust
Putnam International New Opportunities Fund	Equity Income Fund
Multi-Cap Growth Fund	George Putnam Balanced Fund
Prior to September 1, 2010, the fund was known as	Prior to September 30, 2010, the fund was known as
Putnam New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund	The Putnam Fund for Growth and Income
Voyager Fund	International Value Fund
Prior to January 1, 2010, the fund was known as
Blend	Putnam International Growth and Income Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income	Asset allocation
AMT-Free Municipal Fund	Income Strategies Fund
Tax Exempt Income Fund	Putnam Asset Allocation Funds — three
Tax Exempt Money Market Fund*	investment portfolios that spread your
Tax-Free High Yield Fund	money across a variety of stocks, bonds,
and money market investments.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	The three portfolios:
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Balanced Portfolio
and Pennsylvania	Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
Absolute Return
Absolute Return 100 Fund	Putnam RetirementReady®
Absolute Return 300 Fund	Putnam RetirementReady Funds — 10
Absolute Return 500 Fund	investment portfolios that offer diversifi-
Absolute Return 700 Fund	cation among stocks, bonds, and money
market instruments and adjust to become
Global Sector	more conservative over time based on a
Global Consumer Fund	target date for withdrawing assets.
Global Energy Fund
Global Financials Fund	The 10 funds:
Global Health Care Fund	Putnam RetirementReady 2055 Fund
Global Industrials Fund	Putnam RetirementReady 2050 Fund
Global Natural Resources Fund	Putnam RetirementReady 2045 Fund
Global Sector Fund	Putnam RetirementReady 2040 Fund
Global Technology Fund	Putnam RetirementReady 2035 Fund
Global Telecommunications Fund	Putnam RetirementReady 2030 Fund
Global Utilities Fund	Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady Maturity Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	George Putnam, III	Francis J. McNamara, III
Putnam Investment	Robert L. Reynolds	Vice President and
Management, LLC	W. Thomas Stephens	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Officers	James P. Pappas
	Robert L. Reynolds	Vice President
Investment Sub-Manager	President
Putnam Investments Limited		Judith Cohen
57–59 St James’s Street	Jonathan S. Horwitz	Vice President, Clerk and
London, England SW1A 1LD	Executive Vice President,	Assistant Treasurer
Principal Executive
Marketing Services	Officer, Treasurer and	Michael Higgins
Putnam Retail Management	Compliance Liaison	Vice President, Senior Associate
One Post Office Square		Treasurer and Assistant Clerk
Boston, MA 02109	Steven D. Krichmar
	Vice President and	Nancy E. Florek
Custodian	Principal Financial Officer	Vice President, Assistant Clerk,
State Street Bank		Assistant Treasurer and
and Trust Company	Janet C. Smith	Proxy Manager
Vice President, Assistant
Legal Counsel	Treasurer and Principal	Susan G. Malloy
Ropes & Gray LLP	Accounting Officer	Vice President and
Assistant Treasurer
Trustees	Beth S. Mazor
John A. Hill, Chairman	Vice President
Jameson A. Baxter,
Vice Chairman	Robert R. Leveille
Ravi Akhoury	Vice President and
Barbara M. Baumann	Chief Compliance Officer
Charles B. Curtis
Robert J. Darretta	Mark C. Trenchard
Paul L. Joskow	Vice President and
Kenneth R. Leibler	BSA Compliance Officer
Robert E. Patterson

This report is for the information of shareholders of Putnam Diversified Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA028
266994 5/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Diversified Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: May 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: May 27, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: May 27, 2011